NEUBERGER BERMAN ALTERNATIVE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2012 (AS AMENDED APRIL 30, 2012 AND JULY 31, 2012)

Neuberger Berman Global Allocation Fund
Institutional Class (NGLIX), Class A (NGLAX) and Class C (NGLCX)

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Neuberger Berman Global Allocation Fund (the “Fund”) is a mutual fund that offers shares pursuant to a Prospectus dated February 28, 2012.  That Prospectus and the Summary Prospectus  (together, the “Prospectus”) provide more information about the Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for the Fund from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the appropriate number listed above for your share class. You should read the Prospectus and consider the investment objective, risks and fees and expenses of the Fund carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus.  This SAI is not an offer to sell any shares of any class of the Fund.  A written offer can be made only by a prospectus.

The Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved. ©2012 Neuberger Berman LLC. All rights reserved. ©2012 Neuberger Berman Fixed Income LLC. All rights reserved.

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TABLE OF CONTENTS

Page

INVESTMENT INFORMATION	4
Investment Policies and Limitations	4
Cash Management and Temporary Defensive Positions	7
Additional Investment Information	7

PERFORMANCE INFORMATION	55

TRUSTEES AND OFFICERS	55
Information about the Board of Trustees	56
Information about the Officers of the Trust	63

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	77
Investment Manager and Administrator	77
Management and Administration Fees	78
Contractual Expense Limitations	79
Sub-Adviser	80
Portfolio Manager Information	80
Other Investment Companies Managed	84
Codes of Ethics	86
Management and Control of NB Management and NBFI	86

DISTRIBUTION ARRANGEMENTS	87
Distributor	87
Revenue Sharing	88
Distribution Plan (Class A Only)	89
Distribution Plan (Class C Only)	90
Distribution Plan (Class A and Class C)	90

ADDITIONAL PURCHASE INFORMATION	91
Share Prices and Net Asset Value	91
Financial Intermediaries	93
Automatic Investing and Dollar Cost Averaging	93

ADDITIONAL EXCHANGE INFORMATION	101

ADDITIONAL REDEMPTION INFORMATION	102
Suspension of Redemptions	102
Redemptions in Kind	102
Abandoned Property	102

CONVERSION INFORMATION	102

DIVIDENDS AND OTHER DISTRIBUTIONS	103

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ADDITIONAL TAX INFORMATION	104
Taxation of the Fund	104
Taxation of the Fund’s Shareholders	108

FUND TRANSACTIONS	109
Expense Offset Arrangement	112
Portfolio Turnover	113
Proxy Voting	113

PORTFOLIO HOLDINGS DISCLOSURE	114
Portfolio Holdings Disclosure Policy	114
Portfolio Holdings Disclosure Procedures	114
Portfolio Holdings Approved Recipients	115

REPORTS TO SHAREHOLDERS	116

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	117

CUSTODIAN AND TRANSFER AGENT	117

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	118

LEGAL COUNSEL	118

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	118

REGISTRATION STATEMENT	119

FINANCIAL STATEMENTS	120

APPENDIX A – Long-Term and Short-Term Debt Securities Rating Descriptions	A-1

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INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Alternative Funds (formerly known as Neuberger Berman Institutional Liquidity Funds) (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.

The Fund commenced operations on December 29, 2010.

The following information supplements the discussion of the Fund’s investment objective, policies, and limitations in the Prospectus. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)      67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2)      a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

NB Management has delegated to Neuberger Berman Fixed Income LLC (“NBFI”) day-to-day management of the Fund.  Throughout this SAI, the term “Manager” refers to NB Management or NBFI, as appropriate.

Investment Policies and Limitations

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental:

1. Borrowing.  The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount

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borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities.  The Fund may not purchase physical commodities or contracts thereon, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

3. Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

5. Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

6. Senior Securities.  The Fund may not issue senior securities, except as permitted under the 1940 Act.

7. Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the Fund’s industry concentration policy, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds or industrial revenue bonds), from the industry concentration policy.

The Fund has the following fundamental investment policy:

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Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental:

1. Borrowing.  The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets, but this restriction does not apply to borrowings of money made in connection with short sales.

2. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

3. Margin Transactions.  The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Illiquid Securities.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

5. Investments in Any One Issuer.  At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another “regulated investment company” (as defined in section 851 (a) of the Code) (“RIC”).

Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

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Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

Additional Investment Information

The Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements

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generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand feature of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Fund may also loan securities through other third parties not affiliated with Neuberger Berman, such as State Street Bank & Trust Company (“State Street”), which would act as agent to lend securities to principal borrowers. The Fund may also borrow a security for purposes of effecting a short sale of such security. See “Short Sales” for additional information on the Fund’s activities related to borrowing securities.

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Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. The Fund has authorized State Street to effect loans of available securities of the Fund with entities on State Street’s approved list of borrowers, which includes State Street and its affiliates. The Fund may obtain a list of these approved borrowers. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities.  The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed

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price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Leverage.  The Fund may engage in transactions that have the effect of leverage.  Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund’s investment limitations.  In addition, securities lending transactions, when issued transactions, Financial Instruments (as defined below) and short sales may create leverage.

Policies and Limitations.  The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.  However, this restriction does not apply to borrowings of money made in connection with short sales.

The Fund may borrow money for investment purposes, however, in general, the Fund does not intend to do so.  The Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security.  The Fund may engage in transactions that have the effect of leverage for investment purposes and hedging.

Foreign Securities.  The Fund may invest in securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, and confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs

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governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs (including similar time deposits), commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are

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traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  EDRs, IDRs and GDRs involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities including foreign securities denominated in any one foreign currency.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the

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future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made

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before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Structured Notes.  The Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the

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performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Forward Commitments and When-Issued Securities.  The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain

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price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed delivery basis, or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage- backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases and forward commitment transactions.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon.

The Fund may enter into futures contracts and options on commodities, currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. Trading on foreign exchanges is subject to the legal

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requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

The Fund may invest in commodity-linked futures contracts.  Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

With respect to currency futures, the Fund may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that a particular currency will rise, the Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position)

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entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate (in the case of initial margin) and maintain (as variation margin) the Fund’s futures positions. Initial margin is the margin deposit made by the Fund when it enters into a futures contract.  Initial margin  is intended to assure performance of the contract by the Fund. If the price of the futures contract changes (i.e., increases, in the case of a short (sale) position or decreases in the case of a long (purchase) position), the Fund will be required to post variation margin.  However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be transferred to the Fund. The futures commission merchant or futures clearing house member that assists the fund in entering into and clearing futures contracts may require a third type of margin, excess margin. In computing its daily NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

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Although the Fund believes that the use of futures contracts and options will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, currently, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

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The Manager to the Fund also is not currently required to register or be regulated as a commodity pool operator under the Commodity Exchange Act. In February 2012, the CFTC announced substantial amendments to certain commodity pool operator exclusions and exemptions, including the exclusion relied upon by the Fund’s Manager. It is expected that the Fund’s Manager will fall outside of the amended commodity pool operator exclusion and will be required to register as a commodity pool operator with respect to the Fund once the amendments are implemented.  Commodity pool operator registration and regulation will increase the regulatory requirements to which the Fund is subject and are expected to increase costs for the Fund.  The CFTC also proposed amendments to its commodity pool operator regulations aimed at harmonizing regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC to which the Fund is already subject and commodity pool regulation by the CFTC.  The additional regulatory requirements that would apply to the Fund under the harmonization proposals are expected to increase costs for the Fund, although the extent and impact of these proposed amendments are not yet fully known.

Policies and Limitations.  The Fund may purchase and sell futures for hedging purposes and for non-hedging purposes (i.e., in an effort to enhance returns). The Fund may also purchase and write put and call options on such futures contracts for hedging and non-hedging purposes.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities.  The Fund may write covered call options and may purchase call options on securities and in related closing transactions. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the

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underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations.  The Fund may write covered call options and may purchase call options on securities and in related closing transactions. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).  The Fund would purchase a call option to offset a previously written call option.  The Fund may purchase call options for hedging or non-hedging purposes.

Put Options on Securities.  The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).  However, the Fund also may use put options for non-hedging purposes.

General Information About Securities Options.  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date.  The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market.  The Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is

21

listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value, which is the last reported sales price before the time the Fund’s NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations.  The Fund may use American-style options.  The Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on investments in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices.  The Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund’s securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the NYSE Amex, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. The Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

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For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

Foreign Currency Transactions.  The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to purchase or sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund’s securities against a decline in

24

the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

Policies and Limitations.  The Fund may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value.

Options on Foreign Currencies.  The Fund may write (sell) and purchase covered call and put options on foreign currencies.  The Fund may write put and covered call options on any currency in order to seek enhanced returns.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  In addition, the Fund may purchase put and call options on foreign currencies for non-hedging purposes when the Manager anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result,

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segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

Combined Transactions.  The Fund may enter into multiple transactions including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so (i.e., a combined transaction). A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund’s use of Financial Instruments may be limited by certain provisions of the Code, with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Short Sales. The Fund may use short sales in an attempt to realize gain or for hedging purposes. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

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The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities required to be deposited as collateral with the lender or the lender's agent in connection with the short sale. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions), or utilize borrowings or the collateral obtained from securities lending for this cash.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the lender or the lender’s agent in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the lender or the lender’s agent as collateral is not less than the market value of the securities at the time they were sold short.  The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Risks of Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers

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generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other NRSRO (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refer to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

Ratings Downgrades. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

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The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund may invest in securities of any maturity and does not have a target average duration.

Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.

U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corporation and formerly known as the Student Loan Marketing Association),

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Federal Home Loan Banks (“FHLB”), and Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” below.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Inflation-Indexed Securities.  The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until

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 the security matures. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its shareholders each taxable year to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In response to recent market conditions, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies. On July 21, 2010, the President signed into law the Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including the regulation and operation of depository institutions and their holding companies by establishing various mechanisms to identify failing banks, the failure of which could pose a threat to the overall stability of the financial system.  Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be developing for years to come. Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance

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obligations. Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of banks and their holding companies.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”).  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

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Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.  In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury).  In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the downgrade.

Serious discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

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Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue

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these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

    Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

    Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

    If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

           Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

           Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

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    Real Estate-Related Instruments.  Real estate-related instruments include shares of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

    Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code, and failing to maintain exemption from the 1940 Act.

    REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

    The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable fees.

    Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

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Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable

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tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

Dollar Rolls. In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities are deemed to have poor protection with respect to the payment of interest and repayment of principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of

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many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

    The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

    The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

    See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

    Policies and Limitations. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions.  The Fund considers bonds rated by at least one nationally recognized statistical rating agency (“NRSRO”) below the fourth highest rating category to be lower-rated debt securities or “junk bonds.”

    Direct Debt Instruments. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

    Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.

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        Policies and Limitations.  To the extent direct debt is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.

Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by Assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests.  The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests,  the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the

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borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an

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appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

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Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.

Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free

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cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived

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creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.

The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of loans on the basis of the stated life and payment schedule.

Stripped Securities. Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including

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prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

       Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

        Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by the Manager to be of comparable quality.  The Fund may also invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Zero Coupon Securities.  The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are

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issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

OID must be included in the Fund’s gross income ratably prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities.  The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations.  Convertible securities are considered equity securities for purposes of any policy or limitation.  Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock.  The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are

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not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Swap Agreements.  The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by

48

reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements or to realize amounts to be received under such instruments.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

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The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Money Market Fund Securities.  The Fund may invest a significant amount of its assets in the shares of money market funds, as consistent with its investment objective and policies.  The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.  The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

        Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

Other Investment Company Securities.  The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)).  When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds.  For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

50

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index.  Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.  An ETF’s share price may not track its specified market index and may trade below its net asset value. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

The Fund may effect short sales of ETFs and may also purchase and sell options on shares of ETFs.  If the Fund effects a short sale of an ETF, it may take long positions in individual securities held by the ETF to limit the potential loss in the event of an increase in the market price of the ETF sold short.

Policies and Limitations.  The Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  See “Cash Management and Temporary Investment Policy.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.  In addition, the SEC has proposed a rule on which the Fund may rely that would, if adopted, permit funds to invest in ETFs in excess of those limits.

For purposes of the Fund’s industry concentration policy, the Fund will look through to underlying investments of the investment companies, including ETFs, in which the Fund has invested for purposes of determining the percentage of the Fund’s total assets that are invested in the securities of issuers having their principal business activities in the same industry.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Indexed Securities.  The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Commodities Related Investments.  Although the Fund may not purchase precious metals (such as gold, silver or platinum) or other physical commodities or contracts thereon, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded

51

investment trusts and other similar entities, the value of the shares of which relates directly to the value of precious metals or other physical commodities held by the entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in precious metals or other physical commodities.  In addition, the Fund will not qualify as a RIC if more than 10% of its annual gross income consists of certain “non-qualifying” income, which includes gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  The Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, generally would produce income that would be subject to this 10% limitation.  To remain within this limitation, the Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to remain within the limitations of the Code.

Exposure to precious metals and other physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Because precious metals and other physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Policies and Limitations.  The Fund may not purchase precious metals or other physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments. However, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value the share of which relates directly to the value of precious metals or other physical commodities held by such an entity.  The Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a RIC.

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit

52

risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

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The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund to a de minimis amount or require the fund’s adviser to register as a commodity pool operator. These CFTC changes are expected to take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

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PERFORMANCE INFORMATION

The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and NBFI.

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Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	49	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	49
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
C. Anne Harvey (1937)	Trustee since inception	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	49
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	49
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	49
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

58

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	49	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Jack L. Rivkin (1940)	Trustee since inception; President from inception to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			49
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

59

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	49
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	49	None.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
49
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	49	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since inception
Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger Berman, since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since inception (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger Berman, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Managing Director, NB Management, since 2009, and Secretary and General Counsel, NB Management, since 2004; formerly, Senior Vice President, Neuberger Berman, 2002 to 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since inception
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NB Management 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

____________________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”).

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The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Trustees

In choosing each Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.  She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.

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She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

C. Anne Harvey:  Ms. Harvey has experience in senior management of a major not-for-profit membership organization.  She has served as a member of the advisory board of a not-for-profit organization. She has served as a member of an advisory committee to the board of the New York Stock Exchange.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Jack L. Rivkin:  Mr. Rivkin has extensive investment research and investment management experience as a former chief investment officer and executive with Neuberger Berman and other financial service companies.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served on the board of various private companies.  He serves on the board of a not-for-profit educational forum for the investment community.  He has served as a Fund Trustee for multiple years.  He previously served as Chief Investment Officer of Neuberger Berman.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

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Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board. Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met five times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its

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members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair), Candace L. Straight (Chair) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish, C. Anne Harvey (Vice Chair) and Howard A. Mileaf (Chair). All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met five times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management and NBFI.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Vice Chair), C. Anne Harvey, Michael M. Knetter (Chair) and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of

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recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Alternative Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2011, the Committee met once.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Its members are Joseph V. Amato, Martha C. Goss, George W. Morriss, Jack L. Rivkin (Chair) and Peter P. Trapp (Vice Chair). All members except for Mr. Amato are Independent Fund Trustees.  During the fiscal year ended October 31, 2011, the Committee met four times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the activities of management personnel responsible for operational risk management; (e) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are Faith Colish (Chair), C. Anne Harvey, Michael M. Knetter (Vice Chair), Jack L. Rivkin and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met three times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, the Fund’s sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

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The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

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The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

An Independent Fund Trustee who retired before July 1, 2012 was eligible to elect Trustee Emeritus status upon his or her retirement if he or she had served for a minimum of 15 years or reached the age of 70 years at his or her last birthday.  This policy provides a means to retain access to the valuable experience and substantial institutional knowledge of, and certain ongoing services from, Independent Fund Trustees who have retired from the Board.  A Trustee Emeritus receives a payment for a period of three years according to the following schedule:  for the first year, an amount equal to three-fourths of the annual retainer and regular meeting fees in effect at the time of his or her retirement (“Compensation at Retirement”) assuming six regular meetings; for the second year, an amount equal to one-half of the Compensation at Retirement; and for the third year, an amount equal to one-fourth of the Compensation at Retirement.  A Trustee Emeritus may attend Board or Committee meetings and will be reimbursed for out-of-pocket expenses related to such attendance.  The Trustee Emeritus compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.  To continue serving as a Trustee Emeritus, an individual must continue to qualify as “independent” for purposes of the 1940 Act, and shall continue to be subject to the restrictions of the Code of Ethics and requirements under the Board governance policies to pre-clear any trades in shares of a closed end fund in the fund family (or derivatives relating to the shares).  A Trustee Emeritus does not have the power to vote but may be consulted regarding matters involving the Fund.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/11

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon** Trustee	$2,998	$160,000
Faith Colish Trustee	$2,998	$160,000
Martha C. Goss Trustee	$2,818	$150,000

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Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
C. Anne Harvey Trustee	$2,818	$152,500
Robert A. Kavesh** Trustee	$2,818	$150,000
Michael M. Knetter Trustee	$2,998	$157,500
Howard A. Mileaf Trustee	$2,818	$150,000
George W. Morriss Trustee	$2,998	$160,000
Edward I. O’Brien** Trustee	$2,818	$150,000
Jack L. Rivkin* Trustee	$2,998	$160,000
Cornelius T. Ryan** Trustee	$2,818	$150,000
Tom D. Seip Chairman of the Board and Trustee	$3,448	$185,000
Candace L. Straight Trustee	$2,998	$160,000
Peter P. Trapp Trustee	$3,178	$170,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0
* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
** Retired as of June 30, 2012 and elected Trustee Emeritus status as of that date.

On February 1, 2012, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of the Fund.

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Ownership of Securities by Fund Trustees

The following table sets forth the dollar range of securities owned by each Fund Trustee as of December 31, 2011.*

Name of Fund Trustee	Global Allocation Fund
Independent Fund Trustees
Faith Colish	A
Martha C. Goss	A
C. Anne Harvey	A
Michael M. Knetter	A
Howard A. Mileaf	A
George W. Morriss	A
Jack L. Rivkin**	A
Tom D. Seip	A
Candace L. Straight	A
Peter P. Trapp	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A
Robert Conti	A
* Valuation as of December 31, 2011.
** Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.

A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000 E = over $100,000

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustees as of December 31, 2011.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	E
Martha C. Goss	E
C. Anne Harvey	E
Michael M. Knetter	E
Howard A. Mileaf	E
George W. Morriss	E
Jack L. Rivkin**	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E

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* Valuation as of December 31, 2011
** Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.

A = None  B = $1-$10,000  C = $10,001 - $50,000  D = $50,001-$100,000  E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

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INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated December 29, 2010 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Institutional Class dated December 29, 2010, one for Class A dated December 29, 2010 and one for Class C dated December 29, 2010 (each, an “Administration Agreement”). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

NB Management engages NBFI as sub-adviser to choose the Fund’s investments and handle its day-to-day investment business.  See “Sub-Adviser” below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of

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Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

The Management Agreement continues until October 31, 2012. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreement continues until October 31, 2012. The Administration Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 0.900% of the first $1 billion of the Fund’s average daily net assets, 0.875% of the next $1 billion and 0.850% of average daily net assets in excess of $2 billion.

For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

For administrative services, Class A and Class C of the Fund each pays NB Management a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-

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pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Class A and Class C of the Fund; see “Distribution Arrangements,” below.)

During the fiscal period ended October 31, 2011, the Fund accrued management and administration fees as follows:

Class	Management and Administration Fees Accrued for Fiscal Period Ended October 31, 2011*
Class A	$612

Class C	$338

Institutional	$51,165

* Fiscal period from December 29, 2010 (commencement of operations of each Class of the Fund) to October 31, 2011.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of the Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

The appropriateness of these undertakings is determined on a Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation

Global Allocation	Institutional	10/31/2015	1.20%
	A	10/31/2015	1.56%
	C	10/31/2015	2.31%

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NB Management reimbursed each Class of the Fund in the following amount of expenses pursuant to the Fund’s contractual arrangement:

Class	Expenses Reimbursed for Fiscal Period Ended October 31, 2011*
Class A	$11,162
Class C	$6,919
Institutional Class	$894,111
* Fiscal period from December 29, 2010 (commencement of operations of each Class of the Fund) to October 31, 2011.

Sub-Adviser

NB Management retains NBFI, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated December 29, 2010 (“Sub-Advisory Agreement”).

Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for the Fund’s day-to-day management to NBFI. The Sub-Advisory Agreement provides in substance that NBFI will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreement permits NBFI to effect securities transactions on behalf of the Fund through associated persons of NBFI.  The Sub-Advisory Agreement also specifically permits NBFI to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NBFI has no current plans to pay a material amount of such compensation.

The Sub-Advisory Agreement continues until October 31, 2012 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by NBFI on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information

The table below lists the Portfolio Managers of the Fund.

Portfolio Manager	Fund Managed
Alexandre Da Silva	Neuberger Berman Global Allocation Fund
Wai Lee	Neuberger Berman Global Allocation Fund
Bobby T. Pornrojnangkool	Neuberger Berman Global Allocation Fund

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Joseph Amato	Neuberger Berman Global Allocation Fund
Bradley Tank	Neuberger Berman Global Allocation Fund
Ping Zhou	Neuberger Berman Global Allocation Fund

Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2011.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Alexandre Da Silva
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts**	3	$272.3	2	$247.5

Wai Lee
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles	4	$266.7	3	$232.2
Other Accounts**	12	$1,832.6	7	$1,717.5

Bobby T. Pornrojnangkool
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles	4	232.2	3	$232.2
Other Accounts**	9	1,560.2	5	$1,470

Joseph Amato
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts**	0	N/A	0	N/A

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Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Bradley Tank
Registered Investment Companies*	2	$826	0	N/A
Other Pooled Investment Vehicles	1	$386.9	0	N/A
Other Accounts**	4	2,082.3	1	1,163.7

Ping Zhou
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts**	3	$272.4	2	$247.5
*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or accounts for which the Portfolio Manager is responsible.

NB Management, NBFI and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Compensation of Portfolio Managers by NB Management and NBFI

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group") and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics.  Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan ("Contingent Compensation Plan") pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a

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monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of October 31, 2011.  Beneficial ownership includes a Portfolio Manager's direct investments, including through 401(k) plans, and investments by immediate family members.  It also includes amounts related to the Contingent Compensation Plan.  See "Compensation of Portfolio Management by NB Management and NBFI – Contingent Compensation Plan" for additional information on the Contingent Compensation Plan.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Alexandre Da Silva	C
Wai Lee	E
Bobby T. Pornrojnangkool	C
Joseph Amato	A
Bradley Tank	A
Ping Zhou	B

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,001
D =$50,001-$100,000

Other Investment Companies Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and/or NBFI (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NBFI have varied from one another in the past and are likely to vary in the future.

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There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NB Management or NBFI are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management or NBFI outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of NB Management or NBFI (including the Fund, the Other NB Funds, and other managed accounts) and personnel of NB Management or NBFI and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management or NBFI that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

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Codes of Ethics

The Fund, NB Management and NBFI have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund they advise, but are restricted from trading in close conjunction with their Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and NBFI

NB Management and NBFI are indirect subsidiaries of NBG. The directors, officers and/or employees of NB Management who are deemed “control persons,” all of whom have offices at the same address as NB Management, are: Joseph Amato and Robert Conti. Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust. The directors, officers and/or employees of NBFI who are deemed “control persons,” all of whom have offices at the same address as NBFI, are: Andrew Johnson and Bradley C. Tank.

The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 55% of NBG’s common units, and LBHI and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 45% of such common units.

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LBHI filed a voluntary petition under Chapter 11 on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, Neuberger Berman and NBFI, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI that provides NBG with the opportunity to redeem the LBHI Parties' interest in preferred and common equity of NBG.  Pursuant to the terms of an agreement entered into on March 4, 2012 by and among NBG, NBSH and the LBHI Parties (the “Redemption Agreement”), on March 16, 2012 (the “Preferred Redemption Date”), NBG redeemed and retired all of its issued and outstanding preferred units.  Under the terms of the Redemption Agreement, as a result of NBG redeeming and retiring its preferred units issued and outstanding immediately prior to the Preferred Redemption Date, it is entitled, but not obligated, to redeem a number of Class A common units held by the LBHI Parties equal to 10% of NBG’s aggregate common units issued and outstanding immediately preceding the Preferred Redemption Date.  In accordance with certain of the provisions of NBG’s Third Amended and Restated Limited Liability Company Agreement, which became effective on the Preferred Redemption Date, the remaining common units not owned by NBSH may be redeemed over the course of the next four to five years. On March 6, 2012, LBHI emerged from bankruptcy.

DISTRIBUTION ARRANGEMENTS

The Fund offers three classes of shares, known as Institutional Class, Class A and Class C shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis.  As described in the Fund's Prospectus), certain classes are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.  The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of those shares.  For Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first

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year after purchase.  The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.  The Distributor did not collect or retain any sales charge revenues for the fiscal period ended October 31, 2011.

For each Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management, Neuberger Berman or NBFI.

From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund’s Institutional Class, and Distribution and Shareholder Services Agreements with respect to Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2012. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and

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management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund.  The Plan provides that Class A of the Fund will compensate NB Management for administrative and other services

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provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s plan complies with these rules.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund.  The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s plan complies with these rules.

Distribution Plan (Class A and Class C)

During the fiscal period ended October 31, 2011, the Fund accrued fees under the Plans as follows:

Class A	$132*

Class C	$291*

* Fiscal period from December 29, 2010 (commencement of operations of each Class of the Fund) to October 31, 2011.

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans

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will benefit the applicable Classes of the Fund and their shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

Each Plan is renewable from year to year, with respect to a class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, the Fund may be closed to new investors. Because the Plans for Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.  Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities. Valuations of debt securities (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.

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The Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE Amex Equities or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security or other instrument on a particular day, the independent pricing service may value the security or other instrument based on market quotations.

NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or instruments outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in

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the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders do not have access to the Fund.

Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Fund may from time to time accept securities in exchange for Fund shares.

Financial Intermediaries

The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf.  Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectus.

Automatic Investing and Dollar Cost Averaging

For each Class that is sold directly to investors, shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund

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shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans.  Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases.  Pursuant to a determination of eligibility by NB Management, Class A shares of the Fund may be sold at net asset value to:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger Berman and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”)  (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

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5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger Berman and its affiliated companies;

7.	NB Management or Neuberger Berman and its affiliated companies;

8.
an individual or entity with a substantial business relationship with NB Management or Neuberger Berman and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;

9.
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts of insurance companies that have a participation agreement with NB Management and whose underlying investments are managed by NB Management or Neuberger Berman and its affiliated companies and that hold their shares directly with the Fund;

10.	directors, officers and employees of institutions that have a selling agreement with the Distributor;

11.
banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

12.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

13.
Employer-sponsored defined contribution – type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Fund and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

14.	Employee benefit and retirement plans for NB Management and its affiliates; and

15.
Certain IRAs that are part of an IRA platform sponsored by a financial intermediary that has an agreement with the Distributor which specifically provides that the Fund's shares are offered at NAV on such IRA platform.

      Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

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Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Class A and Class C Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectus with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectus, if all parties are purchasing shares for their own accounts and/or:

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●	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

●
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

●	endowments or foundations established and controlled by you or your immediate family; or

●	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

●
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

●
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

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Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C Prospectus, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

●
redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

●	tax-free returns of excess contributions to IRAs;

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●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

●	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

●	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

●	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

●
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

●
Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

●	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

●	in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

●	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

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CDSC  waivers are allowed only in the cases listed here and in the Class A and Class C Prospectus.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the Fund’s Prospectus, if shareholders purchased Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met.  Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund, Investment Class shares of State Street Institutional Liquid Reserves Fund, Investment Class shares of State Street Institutional Treasury Plus Money Market Fund, Institutional Class shares of JPMorgan Tax Free Money Market Fund, and Morgan Class shares of JPMorgan New York Municipal Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through NB Management, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or NB Management for further information on exchanging your shares.

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Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

Each of the Neuberger Berman Funds may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

Abandoned Property

It is the responsibility of the investor to ensure that NB Management maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to NB Management. If NB Management is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. NB Management is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Class A and Class C shares of the Fund that have been purchased by an investment provider on behalf of clients participating in (i)

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401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes that are allocable to that Class. Capital gain realization is one factor that the Portfolio Managers may consider in deciding when to sell a security. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

A cash election with respect to the Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder (or Institution) requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

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ADDITIONAL TAX INFORMATION

Taxation of the Fund

To continue to qualify for treatment as a RIC under the Code, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.  If the Fund  invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If the Fund failed to qualify for that treatment for any taxable year, (1) it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15% for taxable years beginning before January 1, 2013). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

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The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make its distributions in accordance with this calendar year distribution requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of any PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to

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minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that the Fund will be able to do so.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which the Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having

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an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year any increase for that year in the net principal value of each inflation-indexed security it holds, even though it does not receive cash representing the increase until the security matures. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID and other non-cash income) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement.  If the Fund invests in an MLP, or a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), that is not a QPTP, the net income the Fund earns therefrom would be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that MLP or company.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply

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the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund is required to withhold and remit to the U.S. Treasury 28% of all taxable dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits.  The exemption from withholding tax will apply to short-term capital gain dividends and interest related dividends the Fund pays to foreign investors, with certain exceptions, with respect to taxable years beginning before January 1, 2012, unless legislation is enacted extending this exemption to later taxable years.

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As described in “Maintaining Your Account” in the Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

Pursuant to legislation passed by Congress in 2008, a Fund shareholder who wants to use the average cost method for determining basis with respect to Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic).  If a shareholder of a Fund fails to affirmatively elect a basis determination method, the basis determination will be made in accordance with the Fund’s default method, which will be average cost.  If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so.  The basis method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

That 2008 legislation also requires that, in addition to the current requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law will apply to them.

FUND TRANSACTIONS

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.  Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).  For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.

During the fiscal period ended October 31, 2011, the Fund paid brokerage commission of $10,462 of which $0 was paid to Neuberger Berman.   During the fiscal period ended October 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund.   100% of the $10,462 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $19,685,880) was directed to those brokers at least partially on the basis of

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research services they provided.  During the fiscal period ended October 31, 2011 the Fund did not acquire or hold any securities of its regular brokers or dealers.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. The Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated

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persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and/or employees of NBFI who are Portfolio Managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBFI’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may be used

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by the Manager in servicing Other NB Funds and, in some cases, by NBFI in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by NBFI from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data).  Such research may sometimes be available for cash purchase.  While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Expense Offset Arrangement

The Fund has entered into an expense offset arrangement in connection with its custodian contract.   For the fiscal period ended October 31, 2011, the impact of this arrangement was a reduction of expenses of $2.

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Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that

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the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or the Fund on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund and its shareholders.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the Board.

Pursuant to a Code of Ethics adopted by the Fund, NB Management and NBFI (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from

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revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders.  The NB Code also prohibits any person associated with the Fund, NB Management or NBFI, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent.  The Fund has entered or intends to enter into a securities lending agreement with State Street under which State Street acts as agent to lend securities to entities on State Street’s approved list of borrowers, which includes State Street and its affiliates.  Those principal borrowers may receive the Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  The Fund pays State Street a fee for agency and/or administrative services related to its role as lending agent.  The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

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Other Third-Party Service Providers.  The Fund may also disclose portfolio holdings information prior to their being made public to its independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or NBFI.  Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.

The Fund may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  The Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if the Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings.  No compensation is received by the Fund, NB Management, NBFI or any other person in connection with the disclosure of this information.  NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

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ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an amended and restated Trust Instrument dated as of October 14, 2010. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has four separate operating series (including the Fund).  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street, 2 Avenue de Lafayette, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2012, the following are all of the beneficial and record owners of more than five percent of a class of the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Class	Name & Address	Percent Owned
Class A	Raymond James FBO Mutual Fund House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	28.68%
	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	25.16%
	American Enterprise Investment Services FBO 474655131 P.O. Box 9446 Minneapolis, MN 55440	13.72%
	Neuberger Berman LLC Mutual Fund Seed Acct 605 Third Ave Fl. 3 New York, NY 10158	11.16%
	State Street Bank & Trust Co Cust. For IRA R/O Arthur Berkowitz 41 Ann Dr. Syosset, NY 11791	6.54%

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Class	Name & Address	Percent Owned
Class C	Raymond James FBO Mutual Fund House Account 880 Carillon Pkwy St. Petersburg, FL 33716-1100	44.35%
	UBS WM USA Omni Account M/F 1000 Harbor BLVD, 5th Floor Weehawken, NJ 07086	24.95%
	Neuberger Berman LLC Mutual Fund Seed Acct 605 Third Ave Fl. 3 New York, NY 10158	23.37%
	LPL Financial A/C 1119-7654 9785 Towne Center Dr. San Diego, CA 92121	6.70%
Institutional Class	LB I Group Inc. 1271 Avenue of the Americas New York, NY 10020	68.06%
	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	31.93%

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2011:

The audited financial statements of the Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements of the Fund.

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Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

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Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the

A-3

expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

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DBRS’ Long Term Obligations:

The following descriptions of DBRS’ long-term obligation ratings have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

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Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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DBRS Commercial Paper and Short-Term Debt Ratings:

The following descriptions of DBRS’s commercial paper and short-term debt ratings have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

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NEUBERGER BERMAN ALTERNATIVE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 28, 2011 (AS AMENDED APRIL 30, 2012 AND JULY 31, 2012)

Fund	Institutional Class	Class A	Class C
Neuberger Berman Risk Balanced Commodity Strategy Fund	NBRIX	NBRAX	NBRCX
Neuberger Berman Long Short Fund	NLSIX	NLSAX	NLSCX

605 Third Avenue, 2nd Floor, New York, NY 10158-0180 Toll-Free 800-877-9700

Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman Long Short Fund (each a “Fund”) are mutual funds that offer shares pursuant to prospectuses dated December 28, 2011 (each a “Prospectus”).  The Prospectus and the Summary Prospectus (together, the “Prospectus”) for your share class provide more information that you should know before investing.  You can get a free copy of the Prospectus and, if available, the Summary Prospectus from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.  You should read the appropriate Prospectus and, if available, Summary Prospectus and consider the investment objective, risks and fees and expenses of each Fund carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your Fund.  This SAI is not an offer to sell any shares of any class of the Funds or any Fund.  A written offer can be made only by a prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved. ©2012 Neuberger Berman LLC. All rights reserved. ©2012` Neuberger Berman Fixed Income LLC. All rights reserved.

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ADDITIONAL TAX INFORMATION	99
Taxation of the Funds	99
Taxation of the Funds’ Shareholders	104

FUND TRANSACTIONS	106
Expense Offset Arrangement	109
Portfolio Turnover	109
Proxy Voting	109

PORTFOLIO HOLDINGS DISCLOSURE	110
Portfolio Holdings Disclosure Policy	110
Portfolio Holdings Disclosure Procedures	111
Portfolio Holdings Approved Recipients	111

REPORTS TO SHAREHOLDERS	113

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	113

CUSTODIAN AND TRANSFER AGENT	114

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	114

LEGAL COUNSEL	114

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	114

REGISTRATION STATEMENT	114

FINANCIAL STATEMENTS	114

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

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INVESTMENT INFORMATION

Each Fund is a separate operating series of Neuberger Berman Alternative Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.

The Funds have not yet commenced operations as of the date of this SAI.

The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

(1)      67% of the units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

(2)      a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

NB Management has delegated day-to-day management of Neuberger Berman Risk Balanced Commodity Strategy Fund to Neuberger Berman Fixed Income LLC (“NBFI”).  Throughout this SAI, the term “Manager” refers to NB Management or NBFI, as appropriate.

The following discussion supplements the information in the Prospectuses.

Investment Policies and Limitations

Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in each Fund exceeding the percentage limitation on borrowing or illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental and apply to each Fund unless otherwise indicated:

1. Borrowing.  Neither Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of

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the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. Neither Fund may purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

3. Industry Concentration (Neuberger Berman Long Short Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Industry Concentration (Neuberger Berman Risk Balanced Commodity Strategy Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Lending. Neither Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

5. Real Estate.  Neither Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit each Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

6. Senior Securities.  Neither Fund may issue senior securities, except as permitted under the 1940 Act.

7. Underwriting.  Neither Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

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For purposes of the limitation on commodities, each Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the limitation on commodities, the restriction does not prevent Neuberger Berman Risk Balanced Commodity Strategy Fund from investing in a wholly owned subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of each Fund’s industry concentration policy, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds or industrial revenue bonds), from the industry concentration policy.

Each Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental and apply to each Fund:

1. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, neither Fund may make any loans other than securities loans.

2. Margin Transactions.  Neither Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

3. Illiquid Securities.  Neither Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which each Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

4. Investments in Any One Issuer.  At the close of each quarter of each Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another “regulated investment company” (as defined in section 851 (a) of the Code) (“RIC”).

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Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

In reliance on an SEC exemptive rule, each Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

Additional Investment Information

Each Fund, as indicated below, may make the following investments, among others; some of which are part of each Fund’s principal investment strategies and some of which are not. The principal risks of each Fund’s principal investment strategies are discussed in its Prospectus. Each Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or

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dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations.  Neither Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If a Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. Neither Fund may enter into a repurchase agreement with a maturity or demand feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans.  Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may also borrow a security for purposes of effecting a short sale of such security, see the section entitled “Short Sales” for additional information on the Fund’s activities related to borrowing securities. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Funds do not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other

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extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Funds also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Funds may also loan securities through other third parties not affiliated with Neuberger Berman, such as State Street Bank & Trust Company (“State Street”), which would act as agent to lend securities to principal borrowers.

Policies and Limitations.  Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities.  Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

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Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of each Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.

Leverage.  Each Fund may engage in transactions that have the effect of leverage.  Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of each Fund’s investment limitations.  In addition, securities lending transactions, when issued transactions, Financial Instruments (as defined below), and short sales may create leverage.

Policies and Limitations.  Each Fund may make investments while borrowings are outstanding.  Each Fund may borrow money for investment purposes, however, in general, each Fund does not intend to do so.  Each Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security.  Each Fund may engage in transactions that have the effect of leverage for investment purposes and hedging.

Foreign Securities.  Each Fund may invest in securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability,

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nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as investors.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

Each Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs (including similar time deposits), commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

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The Funds may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  EDRs, IDRs and GDRs involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities including foreign securities denominated in any one foreign currency.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

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Certain risk factors related to emerging market countries include:

Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

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Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.

Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Structured Notes.  Each Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset,

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currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.

Forward Commitments and When-Issued Securities.  Each Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation

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of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  A Fund will purchase securities on a when-issued or delayed delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

Each Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage- backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, that Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of that Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that each Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases and forward commitment transactions.

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Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign Currencies
(collectively, “Financial Instruments”)

Futures Contracts and Options Thereon.

Each Fund may enter into futures contracts and options on commodities, currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

Each Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. Each Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities that Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

Each Fund may invest in commodity-linked futures contracts.  Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

With respect to currency futures, each Fund may sell a futures contract or a call option, or they may purchase a put option on such futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that a particular currency will rise, each Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. Each Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but

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securities denominated in that currency do not present an attractive investment and are not included in each Fund.

Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate (in the case of initial margin) and maintain (as variation margin) the Fund’s futures positions. Initial margin is the margin deposit made by the Fund when it enters into a futures contract.  Initial margin  is intended to assure performance of the contract by the Fund. If the price of the futures contract changes (i.e., increases, in the case of a short (sale) position or decreases in the case of a long (purchase) position), the Fund will be required to post variation margin.  However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be transferred to the Fund. The futures commission merchant or futures clearing house member that assists a Fund in entering into and clearing futures contracts may require a third type of margin, excess margin. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

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An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although each Fund believes that the use of futures contracts and options will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order routing, execution, matching, registration or clearing of trades.  A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at

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least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, currently, the Funds are not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

The Manager to the Funds also is not currently required to register or be regulated as a commodity pool operator under the Commodity Exchange Act. In February 2012, the CFTC announced substantial amendments to certain commodity pool operator exclusions and exemptions, including the exclusion relied upon by the Manager. It is expected that the Manager will fall outside of the amended commodity pool operator exclusion and will be required to register as a commodity pool operator with respect to the Funds once the amendments are implemented. Commodity pool operator registration and regulation will increase the regulatory requirements to which each Fund is subject and are expected to increase costs for each Fund. The CFTC also proposed amendments to its commodity pool operator regulations aimed at harmonizing regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC to which the Funds are already subject and commodity pool regulation by the CFTC. The additional regulatory requirements that would apply to the Funds under the harmonization proposals are expected to increase costs for the Funds, although the extent and impact of these proposed amendments are not yet fully known.

Policies and Limitations.  Each Fund may purchase and sell futures for hedging purposes and for non-hedging purposes (i.e., in an effort to enhance returns). The Funds may also purchase and write put and call options on such futures contracts for hedging and non-hedging purposes.

Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase a Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities.  Each Fund may write covered call options and may purchase call options on securities and in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds’ total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

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When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations.  Each Fund may write covered call options and may purchase call options on securities and in related closing transactions. Each Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do).  A Fund would purchase a call option to offset a previously written call option.  Each Fund may purchase call options for hedging or non-hedging purposes.

Put Options on Securities.  Each Fund may write and purchase put options on securities. Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. Each Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).  However, each Fund also may use put options for non-hedging purposes.

General Information About Securities Options.  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Each Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date.  The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market.  Each Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing

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organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value, which is the last reported sales price before the time the Fund’s NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits each Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, each Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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Policies and Limitations.  Each Fund may use American-style options.  Each Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices.  Each Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of a Fund’s securities or securities a Fund intends to buy. A Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the NYSE Amex, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. Each Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by a Fund will be listed and traded on an exchange. Neither Fund currently does not expect to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

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Foreign Currency Transactions.  Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to purchase or to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

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Each Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

Policies and Limitations.  Each Fund may enter into forward contracts for hedging or non-hedging purposes. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Each Fund may also purchase and sell forward contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in a Fund’s investment portfolio.

Options on Foreign Currencies.  Each Fund may write (sell) and purchase covered call and put options on foreign currencies.  Each Fund may write put and covered call options on any currency in order to seek enhanced returns.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  In addition, each Fund may purchase put and call options on foreign currencies for non-hedging purposes when the Manager anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Combined Transactions. A Fund may enter into multiple transactions including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument (as defined below) as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

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General Risks of Financial Instruments.  The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

Each Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Short Sales.   Each Fund may use short sales in an attempt to realize gain or for hedging purposes. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

Each Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement.  As a result, Neuberger Berman Long Short Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions), or utilize borrowings or the collateral obtained from securities lending for this cash.

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Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the lender or the lender’s agent in connection with the short sale (not including the proceeds from the short sale).

In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the lender or the lender’s agent as collateral is not less than the market value of the securities at the time they were sold short.  The Funds’ ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Risks of Fixed Income Securities.  Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which a Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.  Each Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other NRSRO (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although a Fund may rely on the ratings of any NRSRO, the Fund mainly refer to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., in one of the two

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highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

Ratings Downgrades. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

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There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund may invest in securities of any maturity and does not have a target average duration.

Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.

U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corporation and formerly known as the Student Loan Marketing Association), Federal Home Loan Banks (“FHLB”), and Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” below.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

Each Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected

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securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Inflation-Indexed Securities.  Each Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its shareholders each taxable year to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which a Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time

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deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In response to recent market conditions, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies. On July 21, 2010, the President signed into law the Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including the regulation and operation of depository institutions and their holding companies by establishing various mechanisms to identify failing banks, the failure of which could pose a threat to the overall stability of the financial system.  Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be developing for years to come. Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations. Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of banks and their holding companies.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac,

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and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”).  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.  In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate

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among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury).  In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the downgrade.

Serious discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, each Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

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Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. Each Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with a Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Policies and Limitations.  Each Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of that Fund’s net assets would be invested in illiquid securities.

Freddie Mac Collateralized Mortgage Obligations.  Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule,

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which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

           If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

           Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

           Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

           Real Estate-Related Instruments.  Real estate-related instruments include shares of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code, and failing to maintain exemption from the 1940 Act.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition,

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since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause a Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Funds do not intend to invest in REITs unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable fees.

Asset-Backed Securities.  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified

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events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Each Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

Dollar Rolls.  In a “dollar roll,” a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings.

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Lower-Rated Debt Securities.  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, to the extent a Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

Each Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

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Policies and Limitations. Neuberger Berman Long Short Fund has no limitations on the amount of its assets that it can invest in lower-rated debt securities.

Neuberger Berman Risk Balanced Commodity Strategy Fund may invest up to 10% of total assets under normal market conditions in debt securities rated by at least one nationally recognized statistical rating agency (“NRSRO”) in the lowest investment grade category (BBB/Baa) or lower or unrated securities of comparable quality. This policy does not apply to collateral received for securities lending.

The Funds do not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions.  The Funds consider bonds rated by at least one NRSRO below the fourth highest category to be lower-rated securities or “junk bonds.”

Direct Debt Instruments.  Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If a Fund does not receive scheduled interest or principal payments on such indebtedness, that Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.

Policies and Limitations. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund’s 15% limitation on illiquid securities.

Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which a Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  Each Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When a Fund purchases a loan by Assignment, a Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests.  A Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  A Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to a Fund; thus, a Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, a Fund would not likely have any rights against the borrower directly.  In addition, a Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the

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borrower as a result of any improper conduct of the participating lender. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

Creditworthiness.  A Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

           In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an

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appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  A Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral. Although most of the loans in which the Funds invest are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.

Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

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Junior Loans.  The Funds may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

Policies and Limitations. Neither Fund intends to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.

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Each Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of loans on the basis of the stated life and payment schedule.

Stripped Securities.  Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Stripped Mortgage Backed Securities (SMBS).  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

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Variable or Floating Rate Securities; Demand and Put Features.  Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, a Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by each Fund’s Trustees.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities.  Each Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by the Manager to be of comparable quality.  Each Fund may also invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Zero Coupon Securities.  Each Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

OID must be included in a Fund’s gross income ratably prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in

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interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities.  Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Policies and Limitations.  Convertible securities are considered equity securities for purposes of any investment policy or limitation.  Convertible debt securities are subject to each Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock.  Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and Rights.  Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying

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securities.  The purchase of warrants or rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Swap Agreements.  Each Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which a Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities. A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

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The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements or to realize amounts to be received under such instruments.

Policies and Limitations. In accordance with SEC staff requirements, each Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, each Fund will segregate only the amount of its net obligation, if any.

Master Limited Partnerships.  Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Money Market Fund Securities.  Each Fund may invest a significant amount of its assets in the shares of money market funds, as consistent with its investment objective and policies.  The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Funds to bear proportionately the costs incurred by the money market funds’ operations. At the same time,

47

each Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.  The Funds do not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Funds to lose money by investing in money market funds.

Other Investment Company Securities.  Each Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)).  When making such an investment, a Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which each Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds.  For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index. An ETF’s share price may not track its specified market index and may trade below its net asset value. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Each Fund may effect short sales of ETFs and may also purchase and sell options on shares of ETFs.  If a Fund effects a short sale of an ETF, it may take long positions in individual securities held by the ETF to limit the potential loss in the event of an increase in the market price of the ETF sold short.

Policies and Limitations.  Each Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  See “Cash Management and Temporary Investment Policy.”

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Otherwise, each Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.  In addition, the SEC has proposed a rule on which a Fund may rely that would, if adopted, permit funds to invest in ETFs in excess of those limits.

For purposes of each Fund’s industry concentration policy, the Fund will look through to underlying investments of the investment companies, including ETFs, in which the Fund has invested for purposes of determining the percentage of the Fund’s total assets that are invested in the securities of issuers having their principal business activities in the same industry.

Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Wholly Owned Subsidiary.  Neuberger Berman Risk Balanced Commodity Strategy Fund (for purposes of this section, the “Fund”) may invest a portion of its assets in a wholly owned subsidiary organized as a limited liability company under the laws of the Cayman Islands (“Subsidiary”). The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also may invest in money market funds, fixed income securities and other instruments that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act and is not subject to its investor protections, except as noted in the Fund’s Prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act. However, the Subsidiary is wholly owned and controlled by the Fund and the Fund Trustees maintain oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, NB Management is responsible for the Subsidiary’s day-to-day business pursuant to the Investment Management Agreement between the Fund and NB Management. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. Under the Fund’s Investment Management Agreement, NB Management provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. NB Management engages NBFI as sub-adviser of the Subsidiary to choose the Subsidiary’s investments and handle its day-to-day business. The Subsidiary also has contracted with service providers to provide custody and other services to the Subsidiary.

49

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, NB Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. NB Management will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders. Changes in U.S. laws (where the investing fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Indexed Securities.  Each Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Commodities Related Investments.  Although neither Fund may purchase precious metals (such as gold, silver or platinum) or other physical commodities or contracts thereon, each Fund may purchase securities backed by physical commodities, including interests in ETFs and other similar entities, the value of the shares of which relates directly to the value of precious metals or other physical commodities held by the entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in precious metals or other physical commodities.  In addition, a Fund will not qualify as a RIC if more than 10% of its annual gross income consists of certain “non-qualifying” income, which includes gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  Each Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, other than shares of the Subsidiary, generally would produce income that would be

50

subject to this 10% limitation.  To remain within this limitation, a Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that each Fund would be able to remain within the limitations of the Code.

Neuberger Berman Risk Balanced Commodity Strategy Fund has requested a private letter ruling from the Internal Revenue Service (“Service”) that the Fund’s income from the Subsidiary is “qualifying income,” consistent with a position expressed in numerous private letter rulings the Service had issued in recent years (which the Fund may not rely on as precedent) until it suspended the issuance of these rulings in July 2011. If the Service failed to issue the requested ruling and were to change that position, the Fund may be unable to qualify as a RIC for one or more years.  See “Additional Tax Information.”  In that event, the Trust’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

Exposure to precious metals and other physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Because precious metals and other physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

The commodity-related investments of the Subsidiary will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Policies and Limitations.  Each Fund may not purchase precious metals or other physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments. However, a Fund may purchase securities backed by physical commodities, including interests in ETFs and other similar entities, the value of the shares of which relates directly to the value of precious metals or other physical commodities held by such an entity.  The Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a RIC.

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other

51

terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and a Fund’s operations.

Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or computer codes, some of which are created or maintained by the Manager or its affiliates and some by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Funds, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

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Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on a Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

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The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of a Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund to a de minimis amount or require the fund’s adviser to register as a commodity pool operator. These CFTC changes are expected to take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

PERFORMANCE INFORMATION

Each Fund’s performance figures will be based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management.

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Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	49	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	49
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010;  formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
C. Anne Harvey (1937)	Trustee since inception	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	49
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	49
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper,  2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	49
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

57

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	49	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Jack L. Rivkin (1940)	Trustee since inception; President from inception to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
49
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	49
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	49	None.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
49
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	49	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since inception
Senior Vice President, Neuberger Berman, since 2006  and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; ; formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger Berman, since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since inception (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger Berman, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Managing Director, NB Management, since 2009, and Secretary and General Counsel, NB Management, since 2004; formerly, Senior Vice President, Neuberger Berman, 2002 to 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since inception
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999;  formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

____________________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”).

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The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Trustees

In choosing each Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.  She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.

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She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

C. Anne Harvey:  Ms. Harvey has experience in senior management of a major not-for-profit membership organization.  She has served as a member of the advisory board of a not-for-profit organization. She has served as a member of an advisory committee to the board of the New York Stock Exchange.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Jack L. Rivkin:  Mr. Rivkin has extensive investment research and investment management experience as a former chief investment officer and executive with Neuberger Berman and other financial service companies.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served on the board of various private companies.  He serves on the board of a not-for-profit educational forum for the investment community.  He has served as a Fund Trustee for multiple years.  He previously served as Chief Investment Officer of Neuberger Berman.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

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Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.

 Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds’ and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; and (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board. Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met five times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider

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whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair), Candace L. Straight (Chair) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish, C. Anne Harvey (Vice Chair) and Howard A. Mileaf (Chair). All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met five times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and NBFI.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Vice Chair), C. Anne Harvey, Michael M. Knetter (Chair) and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee

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will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Alternative Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2011, the Committee met once.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Its members are Joseph V. Amato, Martha C. Goss, George W. Morriss, Jack L. Rivkin (Chair) and Peter P. Trapp (Vice Chair). All members except for Mr. Amato are Independent Fund Trustees.  During the fiscal year ended October 31, 2011, the Committee met four times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the activities of management personnel responsible for operational risk management; (e) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are Faith Colish (Chair), C. Anne Harvey, Michael M. Knetter (Vice Chair), Jack L. Rivkin and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met three times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.

A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, each Fund’s sub-adviser, and the affiliates of the investment manager and the sub-advisers, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible

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events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year.  No additional

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compensation is provided for service on a Board committee.  The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

An Independent Fund Trustee who retired before July 1, 2012 was eligible to elect Trustee Emeritus status upon his or her retirement if he or she had served for a minimum of 15 years or reached the age of 70 years at his or her last birthday.  This policy provides a means to retain access to the valuable experience and substantial institutional knowledge of, and certain ongoing services from, Independent Fund Trustees who have retired from the Board.  A Trustee Emeritus receives a payment for a period of three years according to the following schedule:  for the first year, an amount equal to three-fourths of the annual retainer and regular meeting fees in effect at the time of his or her retirement (“Compensation at Retirement”) assuming six regular meetings; for the second year, an amount equal to one-half of the Compensation at Retirement; and for the third year, an amount equal to one-fourth of the Compensation at Retirement.  A Trustee Emeritus may attend Board or Committee meetings and will be reimbursed for out-of-pocket expenses related to such attendance.  The Trustee Emeritus compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.  To continue serving as a Trustee Emeritus, an individual must continue to qualify as “independent” for purposes of the 1940 Act, and shall continue to be subject to the restrictions of the Code of Ethics and requirements under the Board governance policies to pre-clear any trades in shares of a closed end fund in the fund family (or derivatives relating to the shares).  A Trustee Emeritus does not have the power to vote but may be consulted regarding matters involving the Funds.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2011

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon** Trustee	$2,998	$160,000
Faith Colish Trustee	$2,998	$160,000
Martha C. Goss Trustee	$2,818	$150,000

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Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
C. Anne Harvey Trustee	$2,818	$152,500
Robert A. Kavesh** Trustee	$2,818	$150,000
Michael M. Knetter Trustee	$2,998	$157,500
Howard A. Mileaf Trustee	$2,818	$150,000
George W. Morriss Trustee	$2,998	$160,000
Edward I. O’Brien** Trustee	$2,818	$150,000
Jack L. Rivkin* Trustee	$2,998	$160,000
Cornelius T. Ryan** Trustee	$2,818	$150,000
Tom D. Seip Chairman of the Board and Trustee	$3,448	$185,000
Candace L. Straight Trustee	$2,998	$160,000
Peter P. Trapp Trustee	$3,178	$170,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0
* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
** Retired as of June 30, 2012 and elected Trustee Emeritus status as of that date.

As the Funds were not operational prior to the date of this SAI, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of each Fund.

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Ownership of Securities

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustees as of December 31, 2011.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	E
Martha C. Goss	E
C. Anne Harvey	E
Michael M. Knetter	E
Howard A. Mileaf	E
George W. Morriss	E
Jack L. Rivkin**	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
* Valuation as of December 31, 2011.
** Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
A = None  B = $1-$10,000  C = $10,001 - $50,000  D = $50,001-$100,000  E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

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INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to each Fund pursuant to a management agreement with the Trust, dated December 29, 2010 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Institutional Class dated December 29, 2010, one for Class A dated December 29, 2010 and one for Class C dated December 29, 2010 (each, an “Administration Agreement”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

NB Management engages NBFI as sub-adviser to the Neuberger Berman Risk Balanced Commodity Strategy Fund to choose the Fund’s investments and handle its day-to-day investment business.  With respect to the Neuberger Berman Long Short Fund, NB Management retains NB Management as sub-adviser to provide investment research and related services.  See “Sub-Adviser” below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

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Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

The Management Agreement continues until October 31, 2013. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. Each Administration Agreement continues until October 31, 2013. Each Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, the Neuberger Berman Long Short Fund pays NB Management a fee at the annual rate of 1.200% of the first $250 million of the Fund’s average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Risk Balanced Commodity Strategy Fund pays NB Management a fee at the annual rate of 0.700% of the first $250 million of the Fund’s average daily net assets, 0.675% of the next $250 million, 0.650% of the next $250 million, 0.625% of the next $250 million, 0.600% of the next $500 million, 0.575% of the next $2.5 billion, and 0.550% of average daily net assets in excess of $4 billion.

For administrative services, the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, a Fund may

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compensate third parties, including investment providers, for recordkeeping, accounting or other services.

For administrative services, Class A and Class C of each Fund pays NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Class A and Class C of each Fund; see “Distribution Arrangements,” below.)

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

Each Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation

Long Short	Institutional	10/31/2014	1.70%
	A	10/31/2014	2.06%
	C	10/31/2014	2.81%

Risk Balanced Commodity Strategy	Institutional	10/31/2014	1.10%
	A	10/31/2014	1.46%
	C	10/31/2014	2.21%

Sub-Advisers

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as a sub-adviser with respect to Neuberger Berman Long Short Fund, and NBFI, 200

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South Wacker Drive, Suite  2100, Chicago, IL 60601, as sub-adviser with respect to Neuberger Berman Risk Balanced Commodity Strategy Fund, pursuant to the respective sub-advisory agreements, dated December 28, 2011 and December 29, 2010, respectively (both Neuberger Berman and NBFI are referred to collectively as “Sub-Advisers” and individually as “Sub-Adviser”, as applicable, and both sub-advisory agreements collectively, the “Sub-Advisory Agreements”).

The Sub-Advisory Agreement with Neuberger Berman related to Neuberger Berman Long Short Fund provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that the Neuberger Berman from time to time provides to its principals and employees for use in managing client accounts, as NB Management reasonably requests.  In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman.  This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management.  The Sub-Advisory Agreement provides that the services rendered by Neuberger Berman will be paid for by NB Management on the basis of the direct and indirect costs to Neuberger Berman in connection with those services.

Pursuant to the Sub-Advisory Agreement with NBFI related to Neuberger Berman Risk Balanced Commodity Strategy Fund, NB Management has delegated responsibility for Neuberger Berman Risk Balanced Commodity Strategy Fund’s day-to-day management to NBFI. The Sub-Advisory Agreement provides in substance that NBFI will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreement permits NBFI to effect securities transactions on behalf of the Fund through associated persons of NBFI.  The Sub-Advisory Agreement also specifically permits NBFI to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NBFI has no current plans to pay a material amount of such compensation.

The Sub-Advisory Agreements continue with respect to each Fund until October 31, 2013, and are renewable from year to year thereafter, subject to approval of their continuance in the same manner as the Management Agreement.  The Sub-Advisory Agreements are subject to termination, without penalty, with respect to each Fund by the Trustees, or by a 1940 Act majority vote of the outstanding shares of that Fund, by NB Management, by Neuberger Berman or by NBFI on not less than 30 nor more than 60 days’ prior written notice to the appropriate Fund.  The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

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Portfolio Manager Information

Accounts Managed

The table below lists the Portfolio Managers of the Fund.

Portfolio Manager	Fund Managed
Charles Kantor	Neuberger Berman Long Short Fund
Hakan Kaya	Neuberger Berman Risk Balanced Commodity Strategy Fund
Wai Lee	Neuberger Berman Risk Balanced Commodity Strategy Fund
Thomas Songtag	Neuberger Berman Risk Balanced Commodity Strategy Fund

The table below describes the accounts for which the Portfolio Managers have day-to-day management responsibility as of September 30, 2011.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Charles Kantor
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles	17	35	17	35
Other Accounts**	465	680	0	N/A

Hakan Kaya
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles	19	256	15	221
Other Accounts**	10	482	2	122

Wai Lee
Registered Investment Companies*	1	6	0	N/A
Other Pooled Investment Vehicles	19	256	15	221
Other Accounts**	10	482	2	122

Thomas Songtag
Registered Investment Companies*	2	329	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A

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Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Other Accounts**	40	1,904	0	N/A

*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised funds, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management, NBFI, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers by NB Management, NBFI and Neuberger Berman

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group") and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary

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component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan ("Contingent Compensation Plan") pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

As of the date of this SAI, each Fund was new and had not yet issued any shares.

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Other Investment Companies Managed

The investment decisions concerning the Funds and the other registered investment companies managed by NB Management and NBFI (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NBFI have varied from one another in the past and are likely to vary in the future.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NBFI or Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management or NBFI outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of NBFI or Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of NBFI, Neuberger Berman and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBFI and Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Funds, NB Management,  NBFI and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

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Management and Control of NB Management, NBFI and Neuberger Berman

NB Management, Neuberger Berman and NBFI are indirect subsidiaries of NBG. The directors, officers and/or employees of NB Management and/or Neuberger Berman who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust.  The directors, officers and/or employees of NBFI who are deemed “control persons,” all of whom have offices at the same address as NBFI, are: Andrew Johnson and Bradley C. Tank.

    The majority of NBG's voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 55% of NBG's common units, and LBHI and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 45% of such common units.

LBHI filed a voluntary petition under Chapter 11 on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, Neuberger Berman and NBFI, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI that provides NBG with the opportunity to redeem the LBHI Parties' interest in preferred and common equity of NBG.  Pursuant to the terms of an agreement entered into on March 4, 2012 by and among NBG, NBSH and the LBHI Parties (the “Redemption Agreement”), on March 16, 2012 (the “Preferred Redemption Date”), NBG redeemed and retired all of its issued and outstanding preferred units.  Under the terms of the Redemption Agreement, as a result of NBG redeeming and retiring its preferred units issued and outstanding immediately prior to the Preferred Redemption Date, it is entitled, but not obligated, to redeem a number of Class A common units held by the LBHI Parties equal to 10% of NBG’s aggregate common units issued and outstanding immediately preceding the Preferred Redemption Date.  In accordance with certain of the provisions of NBG’s Third Amended and Restated Limited Liability Company Agreement, which became effective on the Preferred Redemption Date, the remaining common units not owned by NBSH may be redeemed over the course of the next four to five years. On March 6, 2012, LBHI emerged from bankruptcy.

DISTRIBUTION ARRANGEMENTS

The Fund offers three classes of shares, known as Institutional Class, Class A and Class C shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis.  Class A, Class C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectuses) are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

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In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.  The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of those shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

For each Fund that is sold directly to investors (currently the Fund’s Class A shares for Grandfathered Investors, as defined in the Class A and Class C shares Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed or distributed by NB Management, NBFI or Neuberger Berman.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund’s Institutional Class, and Distribution and Shareholder Services Agreements with respect to Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2012. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a

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Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

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NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class A of each Fund.  The Plan provides that Class A of each Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s plan complies with these rules.

Distribution Plan (Class C Only)

The Trust, on behalf of each Fund, has also adopted a Plan with respect to Class C shares of each Fund.  The Plan provides that Class C of each Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s plan complies with these rules.

Distribution Plan (Class A and Class C)

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

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Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

Each Plan is renewable from year to year with respect to a class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, one or more of the Funds may be closed to new investors. Because the Plans for Class A and Class C shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Funds is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open. Because the value of a Fund's portfolio securities changes every business day, its share price usually changes as well.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options, other instruments for which market quotations are readily available and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE Amex Equities or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently

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reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security or other instrument on a particular day, the independent pricing service may value the security or other instrument based on market quotations.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and certain other instruments. Valuations of debt securities and certain other instruments (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.

NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time a Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in

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the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.

Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Funds may from time to time accept securities in exchange for Fund shares.

Financial Intermediaries

The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf.  Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectuses.

Automatic Investing and Dollar Cost Averaging

For each Class that is sold directly to investors (currently the Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectuses), shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

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Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans.  Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases.  Pursuant to a determination of eligibility by NB Management, Class A shares of a Fund may be sold at net asset value to:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger Berman and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”)  (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

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4.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger Berman and its affiliated companies;

7.	NB Management or Neuberger Berman and its affiliated companies;

8.
an individual or entity with a substantial business relationship with NB Management or Neuberger Berman and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;

9.
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts of insurance companies that have a participation agreement with NB Management and whose underlying investments are managed by NB Management or Neuberger Berman and its affiliated companies and that hold their shares directly with a Fund;

10.	directors, officers and employees of institutions that have a selling agreement with the Distributor;

11.
banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

12.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

13.
Employer-sponsored defined contribution–type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

14.	Employee benefit and retirement plans for NB Management and its affiliates; and

15.
Certain IRAs that are part of an IRA platform sponsored by a financial intermediary that has an agreement with the Distributor, which specifically provides that the Funds’ shares are offered at NAV on such IRA platform.

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Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under a Fund’s IRA rollover policy as described in the Class A and Class C Prospectuses) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C Prospectuses, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by a Fund’s transfer agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectuses, if all parties are purchasing shares for their own accounts and/or:

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●	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

●
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct a Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

●	endowments or foundations established and controlled by you or your immediate family; or

●	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

●
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

●
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

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Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C Prospectuses, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C Prospectuses, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

●
redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies a Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after a Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

●	tax-free returns of excess contributions to IRAs;

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●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

●	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

●	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

●	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

●
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

●
Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

●	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

●	in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

●	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

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CDSC waivers are allowed only in the cases listed here and in the Class A and Class C Prospectuses.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in respective fund’s Prospectus, if shareholders purchased Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met.  Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Advisor Class, Trust Class, Institutional Class, Class A, Class C, and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund, Investment Class shares of State Street Institutional Liquid Reserves Fund, Investment Class shares of State Street Institutional Treasury Plus Money Market Fund, Institutional Class shares of JPMorgan Tax Free Money Market Fund, and Morgan Class shares of JPMorgan New York Municipal Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through NB Management, both the shares of the eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or NB Management for further information on exchanging your shares.

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Any of the Neuberger Berman Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

Each of the Neuberger Berman Funds may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund’s shareholders as a whole.

Abandoned Property

It is the responsibility of the investor to ensure that NB Management maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to NB Management. If NB Management is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. NB Management is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

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CONVERSION INFORMATION

If consistent with your investment provider’s program, Class A and Class C shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes that are allocable to that Class. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund’s NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.

Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders (or Institution) whether received in cash or reinvested in Fund shares.

A cash election with respect to each Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder (or Institution) requests in writing to State Street or the Fund that the cash election be reinstated.

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Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

To qualify for treatment as a RIC, each Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (collectively, “Qualifying Other Income”) and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.  If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s

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earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15% for taxable years beginning before January 1, 2013). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to make distributions in accordance with this calendar year distribution requirement.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources (“foreign-source income”) as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and its foreign-source income if it makes this election. Individual shareholders of a Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC

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income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that each Fund will be able to do so.

A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.

Exchange-traded futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- excluding any “securities futures contract” (as defined in section 1234B(c) of the Code) that is not a “dealer securities futures contract” and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that are subject to section 1256 of the Code (“Section 1256 contracts”) in which a Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s

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taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

Each Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year any increase for that year in the net principal value of each inflation-indexed security it holds, even though it does not receive cash representing the increase until the security matures. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID and other non-cash income) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

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Each Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which a Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income, under the Income Requirement.  If a Fund invests in an MLP or an ETF that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as Qualifying Other Income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.

Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

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The Subsidiary

Neuberger Berman Risk Balanced Commodity Strategy Fund (for purposes of this section, the “Fund”) may invest a portion of its assets in the Subsidiary, which is classified as a corporation for federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Subsidiary intends to operate in a manner that is expected to meet the requirements of a safe harbor under section 864(b)(2) of the Code, under which it may trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a U.S. trade or business. If, however, certain of the Subsidiary’s activities did not meet those safe harbor requirements, it might be considered as engaging in such a trade or business.  Even if the Subsidiary is not so engaged, it may be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”), and the Fund will be a “United States shareholder” thereof. As a result, the Fund will be required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income,” which generally is treated as ordinary income; it is expected that virtually all of the Subsidiary’s income will be “subpart F income.” If the Subsidiary realizes a net loss, that loss generally will not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income will increase the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income” and will reduce the Fund’s tax basis in those shares.

Although gains from the disposition of commodities are not considered Qualifying Other Income, the Service has issued numerous private letter rulings (“PLRs”) in recent years that a RIC’s income from a wholly owned foreign subsidiary (such as the Subsidiary) is Qualifying Other Income. Because a PLR may be citied as precedent only by the taxpayer(s) to which it is issued, the Fund has requested its own PLR from the Service that its income from the Subsidiary will be Qualifying Other Income, which request is currently pending before the Service. In July 2011, however, the Service suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly owned subsidiaries (and structured notes); it is understood that the Service initiated that suspension, which was still in effect as of the effective date of this SAI, to re-examine the policies underlying the previously issued PLRs. There can be no assurance that the Service will resume issuing those PLRs or that there will not be other adverse changes in tax or other federal law that might adversely affect the Fund’s investment in the Subsidiary. If the Service changed its position expressed in the issued PLRs and failed to issue the PLR the Fund requested, the Fund may be unable to qualify as a RIC for one or more years.  In that event, the Trust’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

Taxation of the Funds’ Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

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Each Fund is required to withhold and remit to the U.S. Treasury 28% of  all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits.  The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends Neuberger Berman Long Short Fund pays to foreign investors, with certain exceptions, with respect to the Fund’s taxable year beginning before January 1, 2012 (i.e., its current taxable year).  In the case of Neuberger Berman Risk Balanced Commodity Strategy Fund, that exemption will apply to short-term capital gain dividends and interest-related dividends it pays to those investors only if its effective date is legislatively extended.

As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

Pursuant to legislation passed by Congress in 2008, a Fund shareholder who wants to use the average cost method for determining basis with respect to Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic).  If a shareholder of a Fund fails to affirmatively elect a basis determination method, the basis determination will be made in accordance with the Fund’s default method, which will be average cost.  If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so.  The basis method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

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That 2008 legislation also requires that, in addition to the current requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law will apply to them.

FUND TRANSACTIONS

In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  Affiliates of NB Management may act as a broker for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).  For Fund transactions which involve securities traded on the OTC market; each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.  Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with a Fund’s disposition of loans.

Each Fund has not commenced operations as of the date of this SAI.  Accordingly, neither Fund has brokerage data to report.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. Each Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To each Fund’s knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is each Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However,

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consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and/or employees of the Manager who are Portfolio Managers of a Fund and Other NB Funds (collectively, “NB Funds”) and some of the Manager’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those

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brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by NBFI or Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by NBFI from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940

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Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for a Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Expense Offset Arrangement

Each Fund will enter into an expense offset arrangement in connection with its custodian contract.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

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NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the “Potential Recipients”) unless such disclosure is consistent with a Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or a Fund on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of a Fund and its shareholders.

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Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.

Pursuant to a Code of Ethics adopted by the Funds, NB Management, NBFI and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds’ shareholders.  The NB Code also prohibits any person associated with the Funds, NB Management, NBFI or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent.  Each Fund may enter into a securities lending agreement with State Street under which State Street acts as a principal borrower or agent to lend securities to entities on State Street's approved list of borrowers, which includes State Street and its affiliates.  Each Fund also may enter into securities lending agreements with other entities under which the Fund loans securities to a counterparty acting as a principal borrower or a lending agent.

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Those principal borrowers or agents may receive each Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  Each Fund may pay a fee for agency and/or administrative services related to its role as lending agent.  Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management, NBFI and/or Neuberger Berman.  Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.

The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  Each Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  Each Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund’s top 10 holdings.  No compensation is received by any Fund, NB Management, NBFI, Neuberger Berman or any other person in connection with the disclosure of this information.  NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

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REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for the Funds. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an amended and restated Trust Instrument dated as of October 14, 2010. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has four separate operating series (including the Funds).  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Description of Shares.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  Because Institutional Class, Class A and Class C shares for each Fund may be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

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CUSTODIAN AND TRANSFER AGENT

Each Fund has selected State Street, 2 Avenue de Lafayette, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Neuberger Berman Risk Balanced Commodity Strategy Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

Neuberger Berman Long Short Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund has not yet commenced operations as of the date of this SAI and therefore had no beneficial and record owners of more than five percent of the Fund’s shares.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

Each Fund has not yet commenced operations as of the date of this SAI and therefore had no financial statements.

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Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

A-2

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

A-3

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

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DBRS’ Long Term Obligations:

The following descriptions of DBRS’ long-term obligation ratings have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this

A-5

category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

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Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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DBRS Commercial Paper and Short-Term Debt Ratings:

The following descriptions of DBRS’s commercial paper and short-term debt ratings have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

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NEUBERGER BERMAN ALTERNATIVE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED April 23, 2012 (AS AMENDED MAY 10, 2012 AND JULY 31, 2012)

Fund	Institutional Class	Class A	Class C
Neuberger Berman Absolute Return Multi-Manager Fund	NABIX	NABCX	NABAX

605 Third Avenue, 2nd Floor, New York, NY 10158-0180 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com

Neuberger Berman Absolute Return Multi-Manager Fund ( the “Fund”) is a mutual fund that offers shares pursuant to a Prospectus dated April 23, 2012.  That Prospectus and the Summary Prospectus (together, the “Prospectus”) provide more information about the Fund that you should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the appropriate number listed above for your share class. You should read the Prospectus and consider the investment objective, risks and fees and expenses of the Fund carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus.  This SAI is not an offer to sell any shares of any class of the Fund.  A written offer can be made only by a prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved. ©2012 Neuberger Berman LLC. All rights reserved. ©2012 Neuberger Berman Fixed Income LLC. All rights reserved.

TABLE OF CONTENTS

Page

INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	4
Additional Investment Information	4
PERFORMANCE INFORMATION	57

TRUSTEES AND OFFICERS	57
Information about the Board of Trustees	57
Information about the Officers of the Trust	64

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	78
Investment Manager and Administrator	78
Management and Administration Fees	79
Fund Accounting Agent	80
Contractual Expense Limitations	80
Adviser and Subadvisers	80
Portfolio Manager Information	82
Other Investment Companies or Accounts Managed	85
Codes of Ethics	86
Management and Control of NB Management and NBAIM	86

DISTRIBUTION ARRANGEMENTS	87
Distributor	87
Revenue Sharing	88
Distribution Plan (Class A Only)	90
Distribution Plan (Class C Only)	90
Distribution Plan (Class A and Class C)	90

ADDITIONAL PURCHASE INFORMATION	91
Share Prices and Net Asset Value	91
Subscriptions in Kind	93
Financial Intermediaries	93
Automatic Investing and Dollar Cost Averaging	93

ADDITIONAL EXCHANGE INFORMATION	101

ADDITIONAL REDEMPTION INFORMATION	103
Suspension of Redemptions	103
Redemptions in Kind	103
Abandoned Property	103

CONVERSION INFORMATION	103

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DIVIDENDS AND OTHER DISTRIBUTIONS	104

ADDITIONAL TAX INFORMATION	104
Taxation of the Fund	104
Taxation of the Fund’s Shareholders	110

FUND TRANSACTIONS	111
Expense Offset Arrangement	114
Portfolio Turnover	115
Proxy Voting	115

PORTFOLIO HOLDINGS DISCLOSURE	116
Portfolio Holdings Disclosure Policy	116
Portfolio Holdings Disclosure Procedures	116
Portfolio Holdings Approved Recipients	117

REPORTS TO SHAREHOLDERS	118

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	119

CUSTODIAN AND TRANSFER AGENT	119

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	120

LEGAL COUNSEL	120

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	120

REGISTRATION STATEMENT	120

FINANCIAL STATEMENTS	120

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

APPENDIX B – SUBADVISER PROXY VOTING POLICIES	B-1

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INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Alternative Funds (formerly known as Neuberger Berman Institutional Liquidity Funds prior to October 14, 2010) (“Trust”), a Delaware statutory trust since February 15, 2005, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.

The Fund has not yet commenced operations as of the date of this SAI.

The following information supplements the discussion of the investment objective, policies, and limitations of the Fund in the Prospectus. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)      67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2)      a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

NB Management has delegated day-to-day management of the assets of the Fund to NB Alternative Investment Management LLC (“NBAIM” or “Adviser”), which is responsible for allocating the assets of the Fund to several subadvisers (each a “Subadviser”, collectively the “Subadvisers”).  Throughout this SAI, the term “Manager” refers to NB Management, NBAIM or the Subadvisers, as appropriate.

Investment Policies and Limitations

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental:

1. Borrowing.  The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

3. Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

5. Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

6. Senior Securities.  The Fund may not issue senior securities, except as permitted under the 1940 Act.

7. Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the Fund’s industry concentration policy, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds or industrial revenue bonds), from the industry concentration policy.

The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental:

1. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

2. Margin Transactions.  The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

3. Illiquid Securities.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

4. Investments in Any One Issuer.  At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another “regulated investment company” (as defined in section 851 (a) of the Code) (“RIC”).

Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if the Fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.  The Fund may also use put options including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates) for defensive purposes.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

Additional Investment Information

The Fund, as indicated below, may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand feature of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans.  The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Fund may also loan securities through other third parties not affiliated with Neuberger Berman who would act as agent to lend securities to principal borrowers. The Fund may also borrow a security for purposes of effecting a short sale of such security.  See “Short Sales” for additional information on the Fund’s activities related to borrowing securities.

Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities.  The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Leverage.  The Fund may engage in transactions that have the effect of leverage.  Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund’s investment limitations.  In addition, securities lending transactions, when issued transactions, Financial Instruments (as defined below), and short sales may create leverage.

Policies and Limitations.  The Fund may make investments while borrowings are outstanding.  The Fund may borrow money for investment purposes, however, in general, the Fund does not intend to do so.  The Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security.  The Fund may engage in transactions that have the effect of leverage for investment purposes and hedging.

Foreign Securities.  The Fund may invest in securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, and confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs (including similar time deposits), commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  EDRs, IDRs and GDRs involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities including foreign securities denominated in any one foreign currency.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Structured Notes.  The Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-

counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Forward Commitments and When-Issued Securities.  The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed delivery basis, or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage- backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases and forward commitment transactions.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign Currencies
(collectively, “Financial Instruments”)

Futures Contracts and Options Thereon.

The Fund may enter into futures contracts and options on commodities, currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

The Fund may invest in commodity-linked futures contracts either directly or through the Subsidiary (as defined below).  Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

With respect to currency futures, the Fund may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that a particular currency will rise, the Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate (in the case of initial margin) and maintain (as variation margin) the Fund’s futures positions. Initial margin is the margin deposit made by the Fund when it enters into a futures contract.  Initial margin  is intended to assure performance of the contract by the Fund. If the price of the futures contract changes (i.e., increases, in the case of a short (sale) position or decreases in the case of a long (purchase) position), the Fund will be required to post variation margin.  However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be transferred to the Fund. The futures commission merchant or futures clearing house member that assists the Fund in entering into and clearing futures contracts may require a third type of margin, excess margin. In computing its daily NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, currently, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

The Manager to the Fund also is not currently required to register or be regulated as a commodity pool operator under the Commodity Exchange Act. In February 2012, the CFTC announced substantial amendments to certain commodity pool operator exclusions and exemptions, including the exclusion relied upon by the Fund's Manager. It is expected that the Fund's Manager will fall outside of the amended commodity pool operator exclusion and will be required to register as a commodity pool operator with respect to the Fund once the amendments are implemented. Commodity pool operator registration and regulation will increase the regulatory requirements to which the Fund is subject and are expected to increase costs for the Fund. The CFTC also proposed amendments to its commodity pool operator regulations aimed at harmonizing regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC to which the Fund is already subject and commodity pool regulation by the CFTC. The additional regulatory requirements that would apply to the Fund under the harmonization proposals are expected to increase costs for the Fund, although the extent and impact of these proposed amendments are not yet fully known.

Policies and Limitations.  The Fund may purchase and sell futures for hedging purposes and for non-hedging purposes (i.e., in an effort to enhance returns). The Fund may also purchase and write put and call options on such futures contracts for hedging and non-hedging purposes.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities.  The Fund may write covered call options and may purchase call options on securities and in related closing transactions. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations.  The Fund may write covered call options and may purchase call options on securities and in related closing transactions. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).  The Fund would purchase a call option to offset a previously written call option.  The Fund may purchase call options for hedging or non-hedging purposes.

Put Options on Securities.  The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).  However, the Fund also may use put options for non-hedging purposes.

General Information About Securities Options.  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date.  The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market.  The Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value, which is the last reported sales price before the time the Fund’s NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.  From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations.  The Fund may use American-style options.  The Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on investments in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices.  The Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund’s securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the NYSE Amex, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. The Fund may purchase put and call options on securities indices for the purpose of hedging or managing cash flow. All securities index options purchased by the Fund will be listed and traded on an exchange.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

The Fund may also use put options including purchasing put options on security indices and put spreads on indices for temporary defensive purposes.

Foreign Currency Transactions.  The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to purchase or sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the

Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

Policies and Limitations.  The Fund may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Options on Foreign Currencies.  The Fund may write (sell) and purchase covered call and put options on foreign currencies.  The Fund may write put and covered call options on any currency in order to seek enhanced returns.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  In addition, the Fund may purchase put and call options on foreign currencies for non-hedging purposes when the Manager anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

Combined Transactions.  The Fund may enter into multiple transactions including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so (i.e., a combined transaction). A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s management objective.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund’s use of Financial Instruments may be limited by certain provisions of the Code, with which it must comply to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Short Sales.   The Fund may use short sales in an attempt to realize gain or for hedging purposes. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities required to be deposited as collateral with the lender or the lender’s agent in connection with the short sale. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions), or utilize borrowings or the collateral obtained from securities lending for this cash.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the lender or the lender’s agent in connection with the short sale (not including the proceeds from the short sale).

In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the lender or the lender’s agent as collateral is not less than the market value of the securities at the time they were sold short.  The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Risks of Fixed Income Securities.  Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating agency (“NRSRO”) (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refer to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

Ratings Downgrades. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund may invest in securities of any maturity and does not have a target average duration.

Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.

U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corporation and formerly known as the Student Loan Marketing Association), Federal Home Loan Banks (“FHLB”), and Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” below.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Inflation-Indexed Securities. The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its shareholders each taxable year to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In response to recent market conditions, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies. On July 21, 2010, the President signed into law the Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including the regulation and operation of depository institutions and their holding companies by establishing various mechanisms to identify failing banks, the failure of which could pose a threat to the overall stability of the financial system.  Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-

Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be developing for years to come. Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations. Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of banks and their holding companies.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”).  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.  In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury).  In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the downgrade.

Serious discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Freddie Mac Collateralized Mortgage Obligations.  Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

           If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

           Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

           Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Real Estate-Related Instruments.  Real estate-related instruments include shares of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code, and failing to maintain exemption from the 1940 Act.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable fees.

Asset-Backed Securities.  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

Dollar Rolls.  In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

Lower-Rated Debt Securities.  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities are deemed to have poor protection with respect to the payment of interest and repayment of principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

Policies and Limitations.  The Fund has no limitations on the amount of its assets that it can invest in lower rated debt securities.

The Fund considers bonds rated by at least one NRSRO below the fourth highest rating category to be lower-rated debt securities or “junk bonds.”

Distressed Securities. The Fund may invest in distressed securities, including loans, bonds and notes may involve a substantial degree of risk.  Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy.

The Fund may invest in issuers of distressed securities that the Manager expects will make an exchange offer or will be the subject of a plan of reorganization that the Fund will receive new securities in return for the distressed securities.  A significant period of time may pass between the time at which the Fund makes its investment in these distressed securities and the time that any exchange offer or plan of reorganization is completed and there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. During this period, it is unlikely that a Fund will receive any interest payments on the distressed securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished.

The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.

Direct Debt Instruments.  Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.

Policies and Limitations. To the extent direct debt is deemed illiquid, such purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.

Loans, Loan Assignments, and Loan Participations. Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by Assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests.  The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests,  the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.

Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.

The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

Collateralized Loan Obligations.  The Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

Stripped Securities.  Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Stripped Mortgage Backed Securities (SMBS).  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Variable or Floating Rate Securities; Demand and Put Features.  Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.  The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by the Manager to be of comparable quality.  The Fund may also invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Zero Coupon Securities.  The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

OID must be included in the Fund’s gross income ratably prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities.  The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations.  Convertible securities are considered equity securities for purposes of any investment policy or limitation.  Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock.  The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and Rights.  Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Swap Agreements.  The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements or to realize amounts to be received under such instruments.

Credit Default Swaps.  In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

Total return swaps.  The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  A Fund may either be a total return receiver or payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Interest Rate Swaps.  In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

Among other techniques, the Fund may use interest rate swaps to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the regular interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

Commodity-linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Master Limited Partnerships.  Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Money Market Fund Securities.  The Fund may invest a significant amount of its assets in the shares of money market funds, as consistent with its investment objective and policies.  The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.  The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

       Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

Other Investment Company Securities.  The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)).  When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds.  For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index. An ETF’s share price may not track its specified market index and may trade below its net asset value. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

The Fund may effect short sales of ETFs and may also purchase and sell options on shares of ETFs.  If the Fund effects a short sale of an ETF, it may take long positions in individual securities held by the ETF to limit the potential loss in the event of an increase in the market price of the ETF sold short.

Policies and Limitations.  The Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  See “Cash Management and Temporary Investment Policy.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.

For purposes of the Fund’s industry concentration policy, the Fund will look through to underlying investments of the investment companies, including ETFs, in which the Fund has invested for purposes of determining the percentage of the Fund’s total assets that are invested in the securities of issuers having their principal business activities in the same industry.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Wholly Owned Subsidiary.  As described in the Prospectus, the Fund may, if a subadviser is selected for a related strategy, invest a portion of its assets in a wholly owned subsidiary organized as an exempted company under the laws of the Cayman Islands (“Subsidiary”). The Fund would invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the Code applicable to RICs. The Fund would maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) would be expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also may invest in money market funds, fixed income securities and other instruments that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

The Subsidiary would be overseen by its own board of directors and will not be registered under the 1940 Act and will not be subject to its investor protections, except as noted in the Fund’s Prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, would not have all of the protections afforded by the 1940 Act. However, the Subsidiary would be wholly owned and controlled by the Fund, and the Fund Trustees would maintain oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, NB Management would be responsible for the Subsidiary’s day-to-day business pursuant to an Investment Management Agreement between the Subsidiary and NB Management. Therefore, the Fund’s ownership and control of the Subsidiary would make it unlikely that the Subsidiary would take any action contrary to the interests of the Fund or its shareholders. Under the Investment Management Agreement with the Subsidiary, NB Management would provide the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund under its Investment Management Agreement therewith. NB Management would engage NBAIM as investment adviser of the Subsidiary to choose the Subsidiary’s investments and handle its day-to-day business. NBAIM also may engage subadvisers to choose the Subsidiary’s investments. The Subsidiary also would contract with service providers to provide custody and other services to the Subsidiary.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, NB Management would treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. NB Management would also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary would bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that these expenses borne by the Subsidiary would not be material in relation to the value of the Fund’s assets.

The financial information of the Subsidiary would be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders. Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands has undertaken not to impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If the Subsidiary's exemption from those taxes were revoked, thus requiring the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that may be held by the Subsidiary would provide exposure similar to that held by the Fund and would be subject to the same risks that apply to similar investments if held directly by the Fund.

Indexed Securities.  The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Commodities Related Investments.  Although the Fund may not purchase precious metals (such as gold, silver or platinum) or other physical commodities or contracts thereon, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of precious metals or other physical commodities held by the entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, the Fund will not qualify as a RIC in a taxable year in which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains resulting from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  The Fund’s investment in securities backed by, or in such entities that invest in, physical commodities generally would produce income that would be subject to this 10% limitation.  To remain within this limitation, the Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to satisfy the requirements of the Code.

The Fund may request a private letter ruling from the Internal Revenue Service (“Service”) that the Fund’s income from the Subsidiary is “qualifying income,” consistent with a position expressed in numerous private letter rulings the Service had issued in recent years (which the Fund may not rely on as precedent) until it suspended the issuance of those rulings in July 2011. If the Service failed to issue a requested ruling and changed that position, the Fund may be unable to qualify as a RIC for one or more years.  See “Additional Tax Information.”  In that event, the Fund may not utilize all the investment strategies disclosed in the Prospectus.

Exposure to precious metals and other physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Because precious metals and other physical commodities do not generate investment income, the return on investments therein will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

The commodity-related investments of the Subsidiary would not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Policies and Limitations.  The Fund may not purchase precious metals or other physical commodities, options, futures, or other contracts thereon, unless acquired as a result of the ownership of securities or instruments. However, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of precious metals or other physical commodities held by such an entity.  The Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a RIC.

Health Sector Risks.  Health care companies can be adversely affected by, among other things, extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.  They are also sensitive to political trends, actual and perceived, that may presage legislative or regulatory changes. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the health care company’s market value and/or share price.

Biotechnology and related companies can be adversely affected by, among other things, patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and may have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. . Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The stock prices of these companies may be very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

The impact of recent legislation passed by the U.S. government and other legislation introduced or considered by other governments on any individual health care company or on the health care sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans.

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund to a de minimis amount or require the fund’s adviser to register as a commodity pool operator. These CFTC changes are expected to take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

PERFORMANCE INFORMATION

The Fund’s performance figures will be based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	49	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	49
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010;  formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
C. Anne Harvey (1937)	Trustee since inception	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	49
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	49
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper,  2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	49
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	49	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Jack L. Rivkin (1940)	Trustee since inception; President from inception to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			49
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	49
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	49	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
49
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	49	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since inception
Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger Berman, since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since inception (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger Berman, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Managing Director, NB Management, since 2009, and Secretary and General Counsel, NB Management, since 2004; formerly, Senior Vice President, Neuberger Berman, 2002 to 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since inception
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999;  formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

____________________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment advisory and subadvisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”).

The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Trustees

In choosing each Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, subadvisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.  She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.

She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

C. Anne Harvey:  Ms. Harvey has experience in senior management of a major not-for-profit membership organization.  She has served as a member of the advisory board of a not-for-profit organization. She has served as a member of an advisory committee to the board of the New York Stock Exchange.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Jack L. Rivkin:  Mr. Rivkin has extensive investment research and investment management experience as a former chief investment officer and executive with Neuberger Berman and other financial service companies.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served on the board of various private companies.  He serves on the board of a not-for-profit educational forum for the investment community.  He has served as a Fund Trustee for multiple years.  He previously served as Chief Investment Officer of Neuberger Berman.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board. Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met five times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair), Candace L. Straight (Chair) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish, C. Anne Harvey (Vice Chair) and Howard A. Mileaf (Chair). All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met five times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, NBAIM and each Subadviser.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Vice Chair), C. Anne Harvey, Michael M. Knetter (Chair) and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Alternative Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2011, the Committee met once.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Its members are Joseph V. Amato, Martha C. Goss, George W. Morriss, Jack L. Rivkin (Chair) and Peter P. Trapp (Vice Chair). All members except for Mr. Amato are Independent Fund Trustees.  During the fiscal year ended October 31, 2011, the Committee met four times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the activities of management personnel responsible for operational risk management; (e) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are Faith Colish (Chair), C. Anne Harvey, Michael M. Knetter (Vice Chair), Jack L. Rivkin and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2011, the Committee met three times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, the Fund’s affiliated subadviser and the affiliates of the investment manager or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  In addition, under the overall supervision of the Board, the Fund’s investment manager is responsible for management of unaffiliated subadvisers, including risk management.  The appropriate Board committees have pursued with management how it will manage the risks inherent in the multi-manager structure and how it will evaluate and oversee the risk management processes of each subadviser.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted.  To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

An Independent Fund Trustee who retired before July 1, 2012 was eligible to elect Trustee Emeritus status upon his or her retirement if he or she had served for a minimum of 15 years or reached the age of 70 years at his or her last birthday.  This policy provides a means to retain access to the valuable experience and substantial institutional knowledge of, and certain ongoing services from, Independent Fund Trustees who have retired from the Board.  A Trustee Emeritus receives a payment for a period of three years according to the following schedule:  for the first year, an amount equal to three-fourths of the annual retainer and regular meeting fees in effect at the time of his or her retirement (“Compensation at Retirement”) assuming six regular meetings; for the second year, an amount equal to one-half of the Compensation at Retirement; and for the third year, an amount equal to one-fourth of the Compensation at Retirement.  A Trustee Emeritus may attend Board or Committee meetings and will be reimbursed for out-of-pocket expenses related to such attendance.  The Trustee Emeritus compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.  To continue serving as a Trustee Emeritus, an individual must continue to qualify as “independent” for purposes of the 1940 Act, and shall continue to be subject to the restrictions of the Code of Ethics and requirements under the Board governance policies to pre-clear any trades in shares of a closed end fund in the fund family (or derivatives relating to the shares).  A Trustee Emeritus does not have the power to vote but may be consulted regarding matters involving the Fund.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2011

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon** Trustee	$2,998	$160,000
Faith Colish Trustee	$2,998	$160,000
Martha C. Goss Trustee	$2,818	$150,000
C. Anne Harvey Trustee	$2,818	$152,500
Robert A. Kavesh** Trustee	$2,818	$150,000
Michael M. Knetter Trustee	$2,998	$157,500
Howard A. Mileaf Trustee	$2,818	$150,000
George W. Morriss Trustee	$2,998	$160,000
Edward I. O’Brien** Trustee	$2,818	$150,000
Jack L. Rivkin* Trustee	$2,998	$160,000
Cornelius T. Ryan** Trustee	$2,818	$150,000
Tom D. Seip Chairman of the Board and Trustee	$3,448	$185,000
Candace L. Straight Trustee	$2,998	$160,000
Peter P. Trapp Trustee	$3,178	$170,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from I nvestment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Robert Conti President, Chief Executive Officer and Trustee	$0	$0
* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
** Retired as of June 30, 2012 and elected Trustee Emeritus status as of that date.

As the Fund was not operational prior to the date of this SAI, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of the Fund.

Ownership of Securities

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustees as of December 31, 2011.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	E
Martha C. Goss	E
C. Anne Harvey	E
Michael M. Knetter	E
Howard A. Mileaf	E
George W. Morriss	E
Jack L. Rivkin**	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
* Valuation as of December 31, 2011.
** Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.

A = None  B = $1-$10,000  C = $10,001 - $50,000  D = $50,001-$100,000  E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated December 29, 2010 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Institutional Class dated December 29, 2010, one for Class A dated December 29, 2010 and one for Class C dated December 29, 2010 (each, an “Administration Agreement”). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

NB Management engages NBAIM as investment adviser to handle its day-to-day investment business.  See “Adviser and Subadvisers” below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of

Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

The Management Agreement continues until October 31, 2013. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreement continues until October 31, 2013. The Administration Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 2.000% of the first $250 million of the Fund’s average daily net assets, 1.975% of the next $250 million, 1.950% of the next $250 million, 1.925% of the next $250 million, 1.900% of the next $500 million, 1.875% of the next $2.5 billion, and 1.850% of average daily net assets in excess of $4 billion.

For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the  Fund Trustees on actual expenses. With the Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

For administrative services, Class A and Class C of the Fund each pays NB Management a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Class A and Class C of the Fund; see “Distribution Arrangements,” below.)

Fund Accounting Agent

         JP Morgan Chase Bank, N.A. (“JPM”), One Beacon Street, Boston, Massachusetts 02108, acts as fund accounting agent to the Fund pursuant to a fund accounting services agreement, which includes, among other things, the preparation and maintenance of accounting records and the calculation of NAV.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of the Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses , and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

The appropriateness of these undertakings is determined on a Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
Absolute Return Multi-Manager	Institutional	10/31/2015	2.45%
	A	10/31/2015	2.81%
	C	10/31/2015	3.56%

Adviser and Subadvisers

NB Management retains NBAIM, 605 Third Avenue 22nd Floor, New York, NY 10158, as investment adviser with respect to the Fund pursuant to an advisory agreement dated May 15, 2012 (“Advisory Agreement”).

Pursuant to the Advisory Agreement, NB Management has delegated responsibility for the Fund’s day-to-day management to NBAIM. The Advisory Agreement provides in substance that NBAIM will select and monitor the Subadvisers, make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Advisory Agreement permits NBAIM to effect securities transactions on behalf of the Fund through associated persons of NBAIM.  The Advisory Agreement also specifically permits NBAIM to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NBAIM has no current plans to pay a material amount of such compensation.

The Advisory Agreement continues until October 31, 2013 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by NBAIM on not less than 30 nor more than 60 days’ prior written notice. The Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

NB Management and NBAIM retain the following Subadvisers with respect to the Fund pursuant to separate subadvisory agreements with each Subadviser (“Subadvisory Agreements”).  The fee paid to each Subadviser by NB Management is governed by its respective Subadvisory Agreement. Information relating to individual Subadvisers has been provided by that Subadviser.

The Boston Company Asset Management, LLC (“The Boston Company”), located at One Boston Place, 14th floor, Boston, Massachusetts 02108, manages the assets allocated to the long/short small cap equity strategy.  The Boston Company is an independently operated subsidiary of The BNY Mellon Corporation.

Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal McGlynn”) located at 520 Madison Avenue, 20th Floor, New York, NY 10022, manages the assets allocated to the global long/short equity strategy.  Wilmington Trust Investments, Inc. has a controlling interest in Cramer Rosenthal McGlynn.

GAMCO Asset Management, Inc. (“Gabelli”) located at One Corporate Center, Rye, NY 10580, manages the assets allocated to the merger arbitrage strategy.  Gabelli is a subsidiary of GAMCO Investors, Inc., which is indirectly majority owned by Mario J. Gabelli.

Levin Capital Strategies, LP (“Levin Capital Strategies”) located at 595 Madison Avenue, 17th Floor, New York, NY 10022, manages the assets allocated to the event driven strategy.  John A. Levin, through his General Partnership interest, controls Levin Capital Strategies, LP.

MacKay Shields LLC (“MacKay Shields”) located at 9 West 57th Street, 33rd Floor, New York, NY 10019, manages the assets allocated to the long/short high yield fixed income strategy.  MacKay Shields is 100% owned by New York Life Investment Management Holdings LLC, which is wholly owned by New York Life Insurance Company, our ultimate parent.

Sound Point Capital Management, L.P. (“Sound Point Capital”) located at 1185 Avenue of the Americas, 36th Floor, New York, NY 10036 manages the assets allocated to the distressed and event driven credit strategy.  Sound Point Capital is wholly owned by Stephen Ketchum and Ellipse Holdings LLC.

Turner Investments, L.P. (“Turner Investments”) located at 1205 Westlakes Drive, Suite 100, Berwyn, Pa 19312, manages the assets allocated to the long/short healthcare strategy.  Turner Investments is an independent, 100% employee-owned firm, with Robert E. Turner, chairman and chief investment officer, as its majority and controlling shareholder.

Visium Asset Management, LP (“Visium Asset Management”) located at 888 Seventh Avenue, Floor 22, New York, NY 10019 manages the assets allocated to the event driven strategy.  Visium Asset Management is controlled by JG Asset, LLC.  Jacob Gottlieb owns 95% of the limited partnership interests in the Visium Asset Management. Jacob Gottlieb is the managing member of JG Asset, LLC; he owns 95% of the ownership interests of this entity.

Pursuant to the Subadvisory Agreements, the Subadvisers have been delegated responsibility for the Fund’s day-to-day management for the assets of the Fund allocated to such Subadviser. Each Subadvisory Agreement provides in substance that the Subadviser will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Subadvisory Agreements permit each Subadviser to effect securities transactions on behalf of the Fund through associated persons of the Subadviser.  The Subadvisory Agreement also specifically permits the Subadviser to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although the Subadvisers have no current plans to pay a material amount of such compensation.

The Subadvisory Agreements continue with respect to the Fund until October 31, 2013, and are renewable from year to year thereafter, subject to approval of their continuance in the same manner as the Management Agreement.  The Subadvisory Agreements are subject to termination, without penalty, with respect to each Fund by the Trustees, or by a 1940 Act majority vote of the outstanding shares of that Fund, by NB Management or by NBAIM on not less than 30 nor more than 60 days’ prior written notice to the Fund.  A Subadviser is permitted to terminate its Subadvisory Agreement on either 60 days' or 120 days' prior written notice to the Fund, NB Management, and NBAIM. The Subadvisory Agreements also terminate automatically with respect to the Fund if they are assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information

Accounts Managed

The table below describes the accounts for which the Portfolio Managers have day-to-day management responsibility as of April 20, 2012.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)***
David Kupperman
Registered Investment Companies*	0	0	0	0

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)***
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts**	0	0	0	0
Jeff Majit
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles	32	1,551	26	1,545
Other Accounts**	4	1,471	1	624
Eric Weinstein
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles	32	1,551	26	1,545
Other Accounts**	4	1,471	1	624
Ian Hass
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles	32	1,551	26	1,545
Other Accounts**	4	1,471	1	624
Fred Ingham
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles	32	1,551	26	1,545
Other Accounts**	4	1,471	1	624

*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Subadvised funds, and Managed Accounts (WRAP).
***Valuation as of December 31, 2011.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager of NB Management, NBAIM or a Subadviser has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the funds or accounts for which the Portfolio Manager is responsible.

NB Management, NBAIM, each of the Subadvisers and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Each Subadviser may manage other accounts that have similar investment objectives or strategies, including some that have performance-based fees. Portfolio managers of each of the Subadvisers who manage other investment accounts, including in some instances proprietary or personal accounts, in addition to the Fund may be presented with the potential conflicts.

Any material conflicts of interest which may arise in connection with a Subadviser’s management of the Fund's investments and the management of the investments of other accounts are addressed primarily through each Subadviser’s allocation policies. The Subadvisers attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account.

Compensation of Portfolio Managers by NB Management and NBAIM

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan (“Contingent Compensation Plan”) pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

As of the date of this SAI, the Fund was new and had not yet issued any shares.

Other Investment Companies or Accounts Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and NBAIM (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NBAIM have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts or funds managed by NB Management, NBAIM or a Subadviser, respectively, are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees and NB Management that the desirability of the Fund having its advisory arrangements with NB Management, NBAIM or a subadviser outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of NBAIM or a Subadviser, respectively (including the Fund, the Other NB Funds, and other managed funds or accounts) and personnel of NBAIM or a Subadviser, respectively, and their affiliates. These may include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, NBAIM or a Subadviser that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Fund, NB Management, NBAIM and each Subadviser have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund that they manage. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of each Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and NBAIM

NB Management and NBAIM are indirect subsidiaries of NBG.  The directors, officers and/or employees of NB Management who are deemed “control persons,” all of whom have offices at the same address as NB Management, are: Joseph Amato and

Robert Conti. Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust.  The directors, officers and/or employees of NBAIM who are deemed “control persons,” all of whom have offices at the same address as NBAIM, are: Anthony Tutrone and Eric Weinstein.

The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 55% of NBG’s common units, and LBHI and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 45% of such common units.

LBHI filed a voluntary petition under Chapter 11 on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, Neuberger Berman and NBFI, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI that provides NBG with the opportunity to redeem the LBHI Parties’ interest in preferred and common equity of NBG.  Pursuant to the terms of an agreement entered into on March 4, 2012 by and among NBG, NBSH and the LBHI Parties (the “Redemption Agreement”), on March 16, 2012 (the “Preferred Redemption Date”), NBG redeemed and retired all of its issued and outstanding preferred units.  Under the terms of the Redemption Agreement, as a result of NBG redeeming and retiring its preferred units issued and outstanding immediately prior to the Preferred Redemption Date, it is entitled, but not obligated, to redeem a number of Class A common units held by the LBHI Parties equal to 10% of NBG’s aggregate common units issued and outstanding immediately preceding the Preferred Redemption Date.  In accordance with certain of the provisions of NBG’s Third Amended and Restated Limited Liability Company Agreement, which became effective on the Preferred Redemption Date, the remaining common units not owned by NBSH may be redeemed over the course of the next four to five years.  On March 6, 2012, LBHI emerged from bankruptcy.

DISTRIBUTION ARRANGEMENTS

The Fund offers three classes of shares, known as Institutional Class, Class A and Class C shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis.  As described in the Fund's Prospectus), certain classes are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter”

within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.  The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of those shares.  For Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.  The Distributor did not collect or retain any sales charge revenues for the fiscal period ended October 31, 2011.

For each Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management or NBAIM.

From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund’s Institutional Class, and Distribution and Shareholder Services Agreements with respect to Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2012. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund.  The Plan provides that Class A of the Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s plan complies with these rules.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C shares of the Fund.  The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s plan complies with these rules.

Distribution Plan (Class A and Class C)

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Fund and their shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

Each Plan is renewable from year to year with respect to a class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, the Fund may be closed to new investors. Because the Plans for Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.

The Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and certain other instruments. Valuations of debt securities and certain other instruments (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.

The Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options, other instruments for which market quotations are readily available and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE Amex Equities or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security or other instrument on a particular day, the independent pricing service may value the security or other instrument based on market quotations.

NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders do not have access to the Fund.

Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Fund may from time to time accept securities in exchange for Fund shares.

Financial Intermediaries

The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf.  Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectus.

Automatic Investing and Dollar Cost Averaging

For each Class that is sold directly to investors, shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans.  Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases.  Pursuant to a determination of eligibility by NB Management, Class A shares of the Fund may be sold at net asset value to:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger Berman and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”)  (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger Berman and its affiliated companies;

7.	NB Management or Neuberger Berman and its affiliated companies;

8.
an individual or entity with a substantial business relationship with NB Management or Neuberger Berman and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;

9.
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts of insurance companies that have a participation agreement with NB Management and whose underlying investments are managed by NB Management or Neuberger Berman and its affiliated companies and that hold their shares directly with the Fund;

10.	directors, officers and employees of institutions that have a selling agreement with the Distributor;

11.
banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

12.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

13.
Employer-sponsored defined contribution – type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

14.	Employee benefit and retirement plans for NB Management and its affiliates; and

15.
Certain IRAs that are part of an IRA platform sponsored by a financial intermediary that has an agreement with the Distributor, which specifically provides that the Fund’s shares are offered at NAV on such IRA platform.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Class A and Class C Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectus with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectus, if all parties are purchasing shares for their own accounts and/or:

●	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

●
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

●	endowments or foundations established and controlled by you or your immediate family; or

●	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

●
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

●
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C Prospectus, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

●
redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

●	tax-free returns of excess contributions to IRAs;

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

●	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

●	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

●	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

●
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

●
Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

●	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

●	in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

●	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C Prospectus.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the Fund’s Prospectus, if shareholders purchased Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met.  Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund, Investment Class shares of State Street Institutional Liquid Reserves Fund, Investment Class shares of State Street Institutional Treasury Plus Money Market Fund, Institutional Class shares of JPMorgan Tax Free Money Market Fund, and Morgan Class shares of JPMorgan New York Municipal Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through NB Management, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or NB Management for further information on exchanging your shares.

 Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

Each of the Neuberger Berman Funds may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

Abandoned Property

It is the responsibility of the investor to ensure that NB Management maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to NB Management. If NB Management is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. NB Management is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Class A and Class C shares of the Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes that are allocable to that Class. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders (or Institution) whether received in cash or reinvested in Fund shares.

A cash election with respect to the Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder (or Institution) requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Fund

To qualify for treatment as a RIC, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer (such as the Subsidiary), (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs ("25% Diversification Requirement," collectively, "Diversification Requirements").  If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- (1) it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15% for taxable years beginning before January 1, 2013). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make distributions in accordance with this calendar year distribution requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that the Fund will be able to do so.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.

Exchange-traded futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- excluding any “securities futures contract” (both as defined in the Code) that is not a “dealer securities futures contract” and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that are subject to section 1256 of the Code (“Section 1256 contracts”) in which the Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year any increase for that year in the net principal value of each inflation-indexed security it holds, even though it does not receive cash representing the increase until the security matures. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID and other non-cash income) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income, under the Income Requirement.  If the Fund invests in an MLP or an ETF (organized as a partnership) that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as Qualifying Other Income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income "UBTI") of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The Subsidiary

The Fund may invest a portion of its assets (not exceeding the amount permitted by the 25% Diversification Requirement) in the Subsidiary, which would be classified as a corporation for federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Subsidiary would be operated in a manner that is expected to meet the requirements of a safe harbor under section 864(b)(2) of the Code, under which it could trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a U.S. trade or business. If, however, certain of the Subsidiary’s activities did not meet those safe harbor requirements, it might be considered as engaging in such a trade or business.  Even if the Subsidiary is not so engaged, it could be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.

The Subsidiary would be treated as a controlled foreign corporation (a “CFC”), and the Fund would be a “United States shareholder” thereof. As a result, the Fund would be required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income,” which generally is treated as ordinary income; it is expected that virtually all of the Subsidiary’s income would be “subpart F income.” If the Subsidiary realized a net loss, that loss generally would not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income would increase the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund would not be taxable to the extent of its previously undistributed “subpart F income” and would reduce the Fund’s tax basis in those shares.

Although gains from the disposition of commodities are not considered Qualifying Other Income, the Service has issued numerous private letter rulings (“PLRs”) since 2006 that a RIC’s inclusion of "subpart F income" from a wholly owned foreign subsidiary (such as the Subsidiary) is Qualifying Other Income. A PLR may be cited as precedent, however, only by the taxpayer(s) to which it is issued.  Moreover, in July 2011, the Service suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly owned subsidiaries (and structured notes); it is understood that the Service initiated that suspension, which was still in effect as of the effective date of this SAI, to re-examine the policies underlying the previously issued PLRs. There can be no assurance that the Service will resume issuing those PLRs or that there will not be adverse changes in tax or other federal law that might adversely affect the Fund’s possible investment in the Subsidiary. If the Fund invests a portion of its assets in the Subsidiary and the Service changed its position expressed in the issued PLRs, the Fund may be unable to qualify as a RIC for one or more years.

Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund is required to withhold and remit to the U.S. Treasury 28% of  all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

As described in “Maintaining Your Account” in the Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

A shareholder's basis in Fund shares that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund's default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

FUND TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by NB Management, the Adviser, or the Subadviser pursuant to the terms of the applicable advisory agreement.  In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.  Affiliates of a Manager may act as a broker for the Fund in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).

For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.  Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.

The Fund has not commenced operations as of the date of this SAI.  Accordingly, the Fund has no brokerage data to report.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker to execute Fund transactions other than an Affiliated Broker, as defined below, NB Management, the Adviser and each Subadviser generally consider the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.

The Fund may use an Affiliated Broker where, in the judgment of the Manager, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and the Manager expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for similar customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the

Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

A committee comprised of officers of NB Management and/or employees of the Manager who are Portfolio Managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of the Manager’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. Those research services may also be used by the Manager in servicing other clients.  On the other hand, research services received by the Manager from brokers effecting portfolio transactions on behalf of its other clients may be used for the Fund’s benefit.

In certain instances, the Manager may specifically allocate brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such research services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Expense Offset Arrangement

The Fund will enter into an expense offset arrangement in connection with its custodian contract.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolio, as appropriate. Under this authority, NB Management, is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.  NB Management has delegated by contract the responsibility to vote proxies to each Subadviser for the Fund’s portfolio securities allocated to such Subadviser in accordance with their respective proxy voting policies and procedures. For the proxy voting policy of each Subadviser, please see Appendix B.

Each Subadviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of each Subadviser also describes how the Subadviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Subject to the oversight of NB Management, each Subadviser (or a designated proxy committee at the Subadviser) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, each Subadviser utilizes either Glass, Lewis & Co. (“Glass Lewis”) or Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with the Subadviser’s voting guidelines.

Each Subadviser’s guidelines adopt the voting recommendations of either Glass Lewis or ISS, respectively. NB Management and the Subadvisers retain final authority and fiduciary responsibility for proxy voting. NB Management and each Subadviser believes that this process is reasonably designed to address material conflicts of interest that may arise between them and a client as to how proxies are voted.

In the event that an investment professional at a Subadviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with its proxy voting guidelines or in a manner inconsistent with Glass Lewis or ISS recommendations, as applicable, the Subadviser (or a designated proxy committee at the Subadviser) will review information submitted by the investment professional to determine that there is no material conflict of interest between the Subadviser and the client with respect to the voting of the proxy in that manner.

If the Subadviser (or the designated proxy committee at the Subadviser) determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between the Subadviser and the client or clients with respect to the voting of the proxy, the Subadviser (or designated committee) shall: (i) take no further action, in which case Glass Lewis or ISS, as applicable, shall vote such proxy in accordance with the proxy voting guidelines or as it recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or the Fund on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund and its shareholders.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management, any Subadviser nor any affiliate of any of them may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-

disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.

Pursuant to Codes of Ethics adopted by the Fund, NB Management and NBAIM, each Subadviser, Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders.  The Codes also prohibit any person associated with the Fund, NB Management or NBAIM or a Subadviser, as applicable, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

JP Morgan Chase Bank, N.A. (“JP Morgan”). The Fund has selected JP Morgan as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs JP Morgan as the custodian of its assets.  As custodian, JP Morgan creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by JP Morgan. Pursuant to such contract, JP Morgan agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by JP Morgan for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. JP Morgan receives reasonable compensation for its services and expenses as custodian.

J.P. Morgan Clearing Corp. and J.P. Morgan Securities ("JP Morgan Clearing").  The Fund has selected JP Morgan Clearing as the Fund's prime broker.  As the prime broker, JP Morgan Clearing creates and maintains records relating to the Fund's short sales, futures contracts, options contracts, or other contracts.

Securities Lending Agent.  The Fund may enter into a securities lending agreement with J.P. Morgan Worldwide Securities Services ("JP Morgan Securities") under which JP Morgan Securities acts as a principal borrower or agent to lend securities to entities on JP Morgan Securities’ approved list of borrowers, which includes JP Morgan Securities and its affiliates.  The Fund also may enter into securities lending agreements with other entities under which the Fund loans securities to a counterparty acting as a principal borrower or a lending agent.  Those principal borrowers or agents may receive the Fund’s portfolio holdings daily.  The principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  The Fund may pay a fee for agency and/or administrative services related to its role as lending agent.  The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Fund.  The Fund may also disclose portfolio holdings information prior to their being made public to its independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or NBAIM.  Currently, the Fund provides its complete portfolio holdings to Hedgemark Risk Analytics, LLC  (“Hedgemark”) each day for this purpose.  Hedgemark receives reasonable compensation for its services. FactSet Research Systems Inc. may also receive information and compensation for this purpose.

The Fund may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.

The Fund may also disclose portfolio holdings information to certain service providers of the Subadvisers.  Currently, the Fund is providing the portfolio holdings for the portion of the Fund's assets that are subadvised by Visium Asset Management to Morgan Stanley Fund Services, which performs certain administrative services for Visium Asset Management.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  The Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if the Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings.  No compensation is received by the Fund, NB Management, NBAIM, any Subadviser or any other person in connection with the disclosure of this information.  NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an amended and restated Trust Instrument dated as of October 14, 2010. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has four separate operating series (including the Fund).  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected JP Morgan Chase Bank, N.A., 14201 Dallas Parkway, Dallas, TX 75254, as custodian for its securities and cash. State Street serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA, 02116, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not yet commenced operations as of the date of this SAI and therefore had no beneficial and record owners of more than five percent of the Fund’s shares.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations as of the date of this SAI and therefore had no financial statements.

Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS’ Long Term Obligations:

The following descriptions of DBRS’ long-term obligation ratings have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS Commercial Paper and Short-Term Debt Ratings:

The following descriptions of DBRS’s commercial paper and short-term debt ratings have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Appendix B
The Boston Company Asset Management, LLC
Proxy Voting Policy

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY

1.
Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.
Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.
Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.
Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.
Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.
“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

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7.
Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.
Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.
Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.
Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.
Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

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CRAMER ROSENTHAL MCGLYNN LLC
Proxy Voting Policy

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.

Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process

     Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.

1 CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).

1

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

ISS Standard Proxy Voting Guidelines Summary

The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting.2  As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether

2 The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request

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the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make shareholder action by written consent.

Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulating voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election,

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management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the

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class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

5

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

Conflicts and Potential Conflicts of Interest

CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

Disclosure

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to

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vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM

7

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.           Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.           Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.           Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the

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Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.           Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

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III.           Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-	Operations
-	Proxy Department
-	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.           Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.           Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

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Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800- GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.           Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

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Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

Proxy Edge records include:

Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

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●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
●	In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders
This may include such areas as:
-Paying greenmail
-Failure to adopt shareholder resolutions receiving a majority of shareholder votes
●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares
-Stock split
-Stock option or other executive compensation plan
-Finance growth of company/strengthen balance sheet
-Aid in restructuring
-Improve credit rating
-Implement a poison pill or other takeover defense
●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

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●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

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In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.

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●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Say on Pay and Say When on Pay

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from advisory votes on the frequency of voting on executive compensation (Say When on Pay) and will also abstain on advisory votes relating to extraordinary transaction executive compensation (Say on Golden Parachutes). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

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APPENDIX M

PROXY VOTING POLICY AND PROCEDURES

Revised January 2011

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Levin Capital Strategies, LP (“LCS” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom the Adviser provides discretionary investment management services and for whom the Adviser has been granted the authority to vote proxies. The Adviser's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

The Adviser will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets.

The Adviser will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary," has explicitly reserved the authority for itself. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Investor Communication Solutions, Inc. ("BICS") has been retained by the Adviser to provide research, vote execution, reporting, and record keeping services. BICS has in turn contracted with Glass Lewis & Co. ("GL") for GL's proxy research services. The Adviser will generally follow GL proxy voting recommendations unless the Adviser believes it is in the best interest of the Adviser’s clients to vote differently. This service provider may be replaced at any time by another third party proxy voting service.

Voting Proxies for Foreign Companies – The Adviser primarily invests client assets in United States issuers, however, from time to time the Adviser may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical

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problems that my have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions.

While GL has been retained to provide assistance to the Adviser in voting it's clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

GENERAL PROXY VOTING GUIDELINES

It is the policy LCS in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

LCS will utilize the proxy voting guidelines set forth by GL with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The Adviser's policies (as set forth below) do not follow the GL guidelines in all respects, and the Adviser may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of the Adviser's clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to provide assistance to the Adviser in voting its clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

LCS will follow GL’s Policy and Analysis methodology. LCS has elected to use GL’s “management bias” proxy voting approach. Please refer to the attached document for additional information which is a concise summary of GL's proxy voting guidelines employed by LCS. LCS at is discretion may vote differently than GL’s recommendation. Whenever this occurs, LCS will prepare a written document for the files explaining the reason LCS is voting the shares accordingly. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the

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Funds and Managed Accounts.

GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by the Adviser pursuant to alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of the Adviser responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, the Adviser may from time to time cast different votes for different clients with regard to the same proposal.

In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of the Adviser.

CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process.  Whenever a Portfolio Manager or Research Analyst recommends LCS vote differently than what GL recommends a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

›	Proxy votes are solicited by an issuer who has an account relationship with the Adviser;

›	Proxy votes are solicited by an issuer that has a material business relationship with the Adviser;

›	A proponent of a proxy proposal has a business relationship with the Adviser (e.g., a pension fund or an employee group for which the Adviser manages money);

›	The Adviser has material business relationships with participants in proxy contests, corporate directors, or candidates; or

›	An employee of the Adviser may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of the Adviser are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations the Adviser will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would

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be in the best interests of the client.

In situations where a client of the Firm requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of the Adviser may have a relationship with an issuer or the proponent of a proposal, the Adviser may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

LCS shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of The President, CEO, COO, CCO, and the Head Trader. The Proxy voting committee shall meet as needed with no determined schedule.

All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LCS’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LCS Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LCS may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc... Such methods may include:

1.           In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

2.           Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc..*

LCS Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

__________________________
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LCS’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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OPERATING PROCEDURES

Once LCS has determined that it has the responsibility for voting a client's proxies, the Adviser must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that LCS satisfies its proxy voting obligations:

1.           The LCS Operations Department (the "Operations Department") is responsible for identifying the clients for whom LCS is required to vote proxies.

2.           The Adviser utilizes BICS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BICS of all new client accounts that have delegated proxy voting authorization to the Adviser. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.           The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why LCS should not vote in agreement with PCI’s recommendation. These comments will then be recorded BICS ProxyEdge voting system for future reference.

4.           If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BICS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BICS ProxyEdge.

5.           The LCS CCO shall review any instructions provided by the portfolio managers that differ from GL to insure that such instructions comply with LCS' proxy voting guidelines.

6.           All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.           The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which LCS voted such clients' proxies.

8.           The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

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Public Proxy Policy Statement

The following is LCS’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, LCS has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds and Managed Accounts, as determined by LCS in its discretion. Generally, LCS will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if LCS believes that such vote would be in the best interest of the Adviser’s clients. If such action is undertaken by LCS, we will usually vote with management’s recommendation. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts. A copy of the Policies and the proxy voting record relating to a client or investor in their respective Fund may be obtained by contacting LCS at the address or telephone number listed on the first page of this document.

Any questions regarding our policy statement should be directed to the Compliance Department.

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MacKay Shields LLC
Proxy Voting Policies and Procedures

1.             Introduction

MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm’s clients.

2.             Statement of Policy

2.1           It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields’ interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term –that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2           When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3           MacKay Shields may choose not to vote proxies under the following circumstances:

●	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;
●	If the cost of voting the proxy outweighs the possible benefit to the client; or
●	If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

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3.             Use of Third Party Proxy Voting Service Provider

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., a wholly owned subsidiary of MSCI, Inc. (“ISS”), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, recordkeeping and reporting services provided by ISS.

4.             Proxy Voting Guidelines

4.1           MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). A summary of the current Non-Union Guidelines is attached as Exhibit A.

4.2           MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Union Guidelines is attached as Exhibit B.

4.3           For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

4.4           A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5           In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6           Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7           In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.

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4.8           For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

5.             Client Account Set-up and Review

5.1           Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

5.2           If MacKay Shields has authority to vote a client’s proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines.

5.3           In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

5.4           MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6.             Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or a ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or a ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

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7.              Referral of Voting Decision by ISS to MacKay Shields

7.1           In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2           In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3           In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.              Conflicts of Interest

8.1           The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2.           By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

●	Manages the issuer’s or proponent’s pension plan;
●	Administers the issuer’s or proponent’s employee benefit plan;
●	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
●	Manages money for an employee group.

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Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

●	An executive of the issuer or proponent;
●	A director of the issuer or proponent;
●	A person who is a candidate to be a director of the issuer;
●	A participant in the proxy contest; or
●	A proponent of a proxy proposal.

 8.3           Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4           After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5           If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6           In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.
•	The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.
•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
•	Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.
•	Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

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9.           Securities Lending

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields’ request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

10.           Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

•	The name of the issuer of the security;
•	The security’s exchange ticker symbol;
•	The security’s CUSIP number;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether MacKay Shields cast its vote on the matter on behalf of the client;
•	How MacKay Shields voted on behalf of the client; and
•	Whether MacKay Shields voted for or against management on behalf of the client.

11.           Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

•	A copy of the Policy and MacKay’s Standard Guidelines and Custom Guidelines;
•	A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;
•	A record of each vote cast by MacKay Shields on behalf of a client;
•
A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

•	A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written

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response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12.           Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13.           How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212)-754-9205] to MacKay Shields Client Services Department at:

MacKay Shields LLC
9 West 57th Street
New York, NY 10019
ATTN: Client Services

Attachments:

Exhibit A	-	Summary of Standard Guidelines for non-union clients
Exhibit B	-	Summary of Standard Guidelines for union clients (Taft-Hartley)
Schedule C	-	Proxy Vote Override/Decision Form

___________________
Effective January 3, 2011

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Proxy Voting Procedures

Procedures

The CCO is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underling credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point may retain a third-party to assist it in coordinating and voting Client Proxies. If so, the CCO will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point.  Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless

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specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)
a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

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TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

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It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently

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provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest.

Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

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Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: June 15, 2009

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VIII.           PROXY VOTING

A.           General

As a fiduciary, an investment adviser with proxy voting authority has a duty to vote proxies in the best interest of clients. Rule 206(4)-6 under the Advisers Act (the "Proxy Voting Rule") places specific requirements on registered investment advisers with proxy voting authority. Because Visium has discretionary authority over the securities held by the Advisory Clients, Visium is viewed as having proxy voting authority. Accordingly, Visium is subject to the Proxy Voting Rule. To meet its obligations under this rule, Visium has adopted these Proxy Voting Policies and Procedures.

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of the Advisory Clients, as determined by Visium in its discretion, and taking into account relevant factors, including, but not limited to:

●	the impact on the value of the securities;
●	the anticipated costs and benefits associated with the proposal;
●	the effect on liquidity; and
●	customary industry and business practices.

The Firm may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Advisory Client. In some foreign markets where proxy voting demands fee payment for agent services, Visium will balance the cost and benefit of proxy voting and may abstain from voting if the cost associated is greater than the benefits from voting.

Although not presently intended to be used on a regular basis, Visium may retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

B.           Conflicts of Interest

At times, conflicts may arise between the interests of the Advisory Clients, on the one hand, and the interests of Visium or its affiliates, on the other hand. If Visium determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, it will address matters involving such conflicts of interest as follows:

a.           If Visium believes it is in the best interest of the Advisory Clients to depart from the specific policies provided for herein, it will be subject to the requirements of (b) or (c) below, as applicable;

b.           If there is a potential conflict of interest between Visium and one or more Advisory Clients, Visium may vote such proxy as it determines to be in the best interest of the Advisory Clients, without taking any action described in (c) below, provided that such vote would be against the Firm's own interest in the matter (i.e., against the perceived or actual conflict). Visium will memorialize the rationale of such vote in writing; and

c.           If there is a potential conflict of interest between Visium and one or more Advisory Clients, and Visium believes it should vote in a way that may also benefit, or be perceived to benefit, its

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own interest, then it must take one of the following actions in voting such proxy: (1) delegate the voting decision for such proxy proposal to an independent third party; (2) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the affected Advisory Clients; (3) inform the Advisory Clients of the conflict of interest and obtain consent to (majority consent of Investors in the case of a Fund) vote the proxy as recommended by Visium; or (4) obtain approval of the decision from Visium’s Chief Compliance Officer.

C.           Procedures for Proxies

The Operations Group will check daily for any new proxy item and then deliver any new proxies to the relevant Portfolio Manager, who will determine how to vote the proxy by applying the parameters described above (or not to vote the proxy). Upon making a decision, the Portfolio Manager will relay this information back to the Operations Group, which will action the proxy using the Prime Broker’s online system.

In the event the Firm determines that the investing Advisory Clients should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Operations Group will execute the proxy in accordance with such third party's or committee's decision.

D.           Record of Proxy Voting

The Operations Group will maintain written or electronic copies of each proxy statement received and of each executed proxy.

The Operations Group will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy and (ii) any documents created by the Portfolio Manager that were material to making the voting decision.

The Operations Group will maintain a record of each written request from an Investor or Managed Account for proxy voting information and the Firm's response to such request (oral or written).

The Chief Compliance Officer is responsible for ensuring that Investors and Managed Accounts are provided with (i) a description of Visium’s proxy voting policies and procedures and (ii) instructions about how they may obtain information from Visium on how Visium voted with respect to securities held by the relevant Advisory Client. Investor Relations is responsible for responding to requests regarding how Visium voted proxies. Investor Relations must immediately inform the Chief Compliance Officer of any requests about how Visium voted proxies.

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